UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__ )

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Northrop Grumman Corporation

(Name of Registrant as Specified In Its Charter)

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Reg. (S) 240.14a-101
SEC 1913 (3-99)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

NOTICE

The Annual Meeting of Stockholders of Northrop Grumman Corporation (the “Company”) will be held on Wednesday, May 21, 2003 at 10:00 a.m. at The Beverly Hilton Hotel, 9876 Wilshire Boulevard, Beverly Hills, California 90210.

Stockholders at the close of business on March 25, 2003 are entitled to vote at the Annual Meeting. The following items are on the agenda:

(1)	Election of four Class III directors, each for a three year term expiring in 2006;

(2)	Proposal to ratify the appointment of Deloitte & Touche LLP as Northrop Grumman’s independent auditors for fiscal year ending December 31, 2003;

(3)	Proposal to approve amendments to the 2001 Long-Term Incentive Stock Plan of Northrop Grumman Corporation to increase the number of shares available for issuance;

(4)	Proposal to amend Northrop Grumman’s Certificate of Incorporation to decrease the vote requirement for amending certain charter provisions;

(5)	Stockholder proposal regarding military activities in space;

(6)	Stockholder proposal regarding the Shareholder Rights Plan;

(7)	Other business as may properly come before the Annual Meeting or any adjournments thereof.

By order of the Board of Directors,

John H. Mullan

Corporate Vice President and Secretary

1840 Century Park East

Los Angeles, California 90067

April 4, 2003

IMPORTANT

To assure your representation at the Annual Meeting, please sign, date and return the enclosed proxy card for which a return envelope is provided. No postage is required if mailed in the United States.

You may also vote by telephone or over the Internet. For instructions on electronic voting please see page 2 of this Proxy Statement or the proxy card.

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is issued in connection with solicitation of the enclosed proxy by the Board of Directors of Northrop Grumman Corporation (the “Company” or “Northrop Grumman”) for use at the Company’s 2003 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s principal office is located at 1840 Century Park East, Los Angeles, California, 90067. This proxy material will be sent to stockholders beginning approximately April 4, 2003.

OUTSTANDING SECURITIES

On March 25, 2003 there were                    shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), outstanding. Holders of record at the close of business on that date are entitled to vote at the Annual Meeting. Each share is entitled to one vote.

VOTING AT THE MEETING OR BY PROXY

Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting in accordance with the stockholder’s instructions. If no instructions are given, the shares will be voted according to the Board of Directors’ recommendations. Therefore, if no instructions are given, the persons named on the card will vote FOR Proposal One to elect the four director nominees listed under “Election of Directors”, FOR Proposal Two to ratify the appointment of Deloitte & Touche LLP as auditors of the Company for the year ending December 31, 2003, FOR Proposal Three to approve amendments to the 2001 Long-Term Incentive Stock Plan of Northrop Grumman Corporation to increase the number of shares available for issuance, FOR Proposal Four to amend the Company’s Certificate of Incorporation to decrease the vote requirement for amending certain charter provisions, AGAINST Proposal Five, the stockholder proposal regarding military activities in space and AGAINST Proposal Six, the stockholder proposal regarding the Shareholder Rights Plan. For those shares held in the Company’s employee stock ownership plans, if no instructions are provided, the applicable trustee will vote the respective plan shares according to the provisions of the applicable plan documents and/or trust agreements.

A stockholder who executes a proxy/voting instruction may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by signing and delivering another proxy that is dated later. A stockholder attending the meeting in person may revoke the proxy/voting instruction by giving notice of revocation to an inspector of election at the meeting or voting at the meeting. If any other matters are properly brought before the meeting, the enclosed proxy/voting instruction card gives discretionary authority to the persons named on the card to vote the shares in their best judgment.

With respect to the election of directors, stockholders may vote in favor of all nominees, or withhold their votes as to all nominees or specific nominees. There is no box to “abstain”, but checking the box on the enclosed proxy/voting instruction card that withholds authority to vote for a nominee is the equivalent of abstaining. The four nominees receiving the greatest number of votes cast for the election of directors by shares entitled to vote and present in person or by proxy at the Annual Meeting will be elected directors. With respect to any proposal other than the election of directors, stockholders may vote in favor of the proposal, or against the proposal, or abstain from voting.

Brokers who hold shares of Common Stock for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients’ proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. Certain proposals other than the election of directors are “non-discretionary” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client’s shares on some but not all of the proposals at a meeting, the missing votes are referred to as

“broker non-votes”. There are no broker non-votes on the election of directors (Proposal One) and the ratification of auditors (Proposal Two) as these are discretionary items. Broker non-votes will have no effect on the proposals concerning approval of the 2001 Long-Term Incentive Stock Plan to increase the number of shares available for issuance (Proposal Three), provided that holders of over 50% of the outstanding shares of common stock cast votes on this proposal. A broker non-vote or an abstention will have the same effect as a vote against the proposed amendment to the Certificate of Incorporation to decrease the vote requirement for certain charter amendments (Proposal Four). Broker non-votes will have no effect on the three stockholder proposals (Proposals Five and Six).

The presence in person or by proxy of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast shall constitute a quorum at the annual meeting. Both abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

VOTING BY TELEPHONE OR THE INTERNET

Registered stockholders and participants in the Company’s employee stock ownership plans may vote their shares over the telephone or on the Internet. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder. The voting procedures available to registered shareholders for the Annual Meeting are designed to authenticate each stockholder by use of a Control Number, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

Registered stockholders and plan participants may go to http://www.eproxyvote.com/noc to vote on the Internet. They will be required to provide the Control Numbers contained on their proxy cards. After providing the correct Control Number, the voter will be asked to complete an electronic proxy card. The votes will be generated on the computer screen, and the voter will be prompted to submit or revise them as desired. Any registered stockholder or plan participant using a touch-tone telephone may also vote by calling 1-877-779-8683 (toll-free) and following the recorded instructions.

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy/voting instruction card. Beneficial owners may also be able to vote by telephone or the Internet. They should follow the instructions on the form they receive from their bank, broker, or other agent.

The method of voting used will not limit a stockholder’s right to attend the Annual Meeting.

VOTING SECURITIES

On December 31, 2002, there were 182,602,390 shares of the Company’s Common Stock outstanding. The following entities beneficially owned, to the Company’s knowledge, more than five percent of the outstanding Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Wellington Management Company, LLP (a)	11,467,939 shares	6.28%
75 State Street, Boston, MA 02109
The TRW Employee Stock Ownership and Savings Plan (b)	9,804,212 shares	5.37%
1900 Richmond Road, Cleveland, Ohio 44124
Unitrin, Inc. (c)	9,282,421 shares	5.08%
One East Wacker Drive, Chicago, IL 60601

(a)	This information was provided by Wellington Management Company, LLP (“Wellington”) in a Schedule 13G filed with the SEC on February 12, 2003. According to Wellington, as of December 31, 2002, Wellington had shared voting power over 7,922,358 shares and shared dispostive power over 11,467,939 shares.

(b)	This information was provided by the TRW Employee Stock Ownership and Savings Plan (the “TRW Plan”) in a Schedule 13G filed with the SEC on February 14, 2003. Putnam Fiduciary Trust Company, One Post Office Square, Boston, MA 02109, served as trustee of the TRW Plan during 2002. According to the TRW Plan, as of December 31, 2002, it has shared voting and dispositive power over 9,804,212 shares. This total includes 6,363,553 held for the account of employee participants in the Employee Stock Ownership portion of the TRW Plan.

(c)	This information was provided by Unitrin, Inc. in a Schedule 13D/A filed with the SEC on January 6, 2003. According to Unitrin, as of December 30, 2002, Unitrin had sole voting and dispositive power over 2,761,829 shares and shared voting and dispositive power over 6,520,592 shares.

Stock Ownership of Officers and Directors

The following table shows beneficial ownership (as defined by applicable rules for proxy statement reporting purposes) of the Company’s Common Stock as of March 25, 2003 (the Annual Meeting record date) by each director and nominee, by the Chief Executive Officer and the other four most highly compensated executive officers (collectively, the “Named Executive Officers”) and all directors and executive officers as a group. Together these individuals own less than 1% of the outstanding Common Stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person. No family relationship exists between any of the directors or executive officers of the Company.

	Shares of Common Stock Beneficially Owned		Options Exercisable Within 60 Days	Share Equivalents(1)
Diectors
John T. Chain, Jr.	2,171		10,000	0
Lewis W. Coleman	2,696	(2)	3,000	507
Vic Fazio	1,333		4,500	0
Phillip Frost	20,961	(3)	9,500	682
Charles R. Larson	275		3,000	0
Charles H. Noski	226	(4)	0	0
Jay H. Nussbaum	140		1,500	201
Philip A. Odeen	4,286	(5)	53,570	1,404
Aulana L. Peters	5,167		10,000	1,765
John Brooks Slaughter	1,171		10,000	0
Named Executive Officers
Kent Kresa (6)	460,718	(7)	291,229	5,499
Ronald D. Sugar (8)	12,504	(9)	12,500	0
Richard B. Waugh, Jr.	43,170	(10)	85,416	3,589
Herbert W. Anderson	14,606		65,750	1,490
Robert P. Iorizzo	6,006		11,875	0
Directors and Executive Officers as a Group (28 persons)	698,936		842,135	29,364

(1)	Share equivalents for directors represent non-voting deferred stock units acquired under the 1993 Stock Plan for Non-Employee Directors which are paid out in shares of Common Stock at the conclusion of a director-specified deferral period. The share equivalents for Mr. Odeen are held in the TRW Plan. The Named Executive Officers hold share equivalents with pass-through voting rights in the Northrop Grumman Savings and Investment Plan.

(2)	These shares are held in the Coleman Family Trust of which Mr. Coleman and his spouse are trustees.

(3)	These shares are held in the Frost Gamma Investments Trust of which Dr. Frost is trustee.

(4)	The shares are held in the Charles H. Noski and Lisa J. Noski Revocable Trust of which Mr. Noski and his spouse are trustees.

(5)	2,143 shares are held in the Odeen Charitable Retirement Unitary Trust of which Mr. Odeen is trustee.

(6)	Mr. Kresa retired as Chief Executive Officer effective April 1, 2003 and now serves as Chairman of the Board.

(7)	452,508 shares are held in the Kresa Family Trust of which Mr. Kresa is trustee.

(8)	Dr. Sugar is also a director of the Company.

(9)	These shares are held in the R. D. Sugar Revocable Trust of which Dr. Sugar is trustee.

(10)	30,702 shares are held in the Waugh Family Trust of which Mr. Waugh and his spouse are trustees.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides for a classified Board of Directors. Four directors in Class III will be elected at the 2003 Annual Meeting to hold office for three years until the 2006 Annual Meeting of Stockholders or until their successors have been elected and qualified. Unless instructed otherwise, the persons named in the accompanying proxy will vote the shares represented by such proxy for the election of the four Class III Director Nominees listed in the table below. Each of the four Class III Director Nominees has consented to serve, and the Board does not know of any reason why any of them would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board can either reduce its size or designate a substitute nominee. If any nominee becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

The following information, furnished with respect to each of the four nominees for election as a Class III director, and each of the four Class I and four Class II directors whose terms continue after the Annual Meeting, is obtained from the Company’s records or from information furnished directly by the individual to the Company. All the nominees are presently serving on the Board of Directors.

NOMINEES FOR DIRECTOR ____ CLASS III

JOHN T. CHAIN, JR., 68.	General, United States Air Force (Ret.) and Chairman of the Board, Thomas Group, a management consulting company.

Director since 1991

General Chain has been Chairman of Thomas Group, Inc. since May 1998 and has been a member of the Board of Directors of Thomas Group since May 1995. He has also served as the President of Quarterdeck Equity Partners, Inc. from December 1996 to December 2002. He served as Special Assistant to the Chairman of Burlington Northern Sante Fe Corporation from November 1995 to March 1996, and as an Executive Vice President of Burlington Northern from 1991 to 1995. During his military career, General Chain’s commands included military assistant to the Secretary of the Air Force, Director of Politico-Military Affairs, Department of State and Chief of Staff of Supreme Headquarters Allied Powers Europe. After serving as Commander in Chief, Strategic Air Command, he retired from the Air Force in February 1991. General Chain serves as a director of R.J. Reynolds, Inc., Kemper Insurance Company and ConAgra Foods, Inc.

VIC FAZIO, 60.	Senior Partner, Clark & Weinstock, a consulting firm.

Director since 2000

Vic Fazio became a senior partner at Clark & Weinstock, a strategic communications consulting firm in 1999, after serving as a Member of Congress for 20 years representing California’s third congressional district. During that time he served as a member of the Armed Services, Budget and Ethics Committees and was a member of the House Appropriations Committee where he served as Subcommittee Chair or ranking member for 18 years. Mr. Fazio was a member of the elected Democratic Leadership in the House from 1991-1998 including four years as Chair of the Democratic Caucus, the third ranking position in the party. From 1975 to 1978, Mr. Fazio served in the California Assembly and was a member of the staff of the California Assembly Speaker from 1971 to 1975. He is a member of numerous boards including The Electricity Innovation Institute, The California Institute, Coro National Board of Governors, the U.S. Capitol Historical Society the New Democrat Network, the Campaign Finance Institute, the Faith & Politics Institute, the Bryce Harlow Foundation and the Board of Visitors, The University of California at Davis.

CHARLES R. LARSON, 66.	Admiral, United States Navy (Ret.).

Director since 2002

Adm. Larson is currently a consultant on defense, foreign policy and education issues to government and industry. He served as commander in the Pacific from 1991 to 1994, when he was responsible for 350,000 personnel and the readiness of all U.S. forces in the theater. He was the first Naval officer selected to be a White House Fellow and Naval aide to a president, and previously was superintendent of the U.S. Naval Academy, first from 1983 to 1986, and again from 1994 to 1998. His decorations include the Defense Distinguished Service Medal, seven Navy Distinguished Service Medals, three Legions of Merit, Bronze Star Medal, Navy Commendation and the Navy Achievement Medal. He is vice chairman of the board of regents of the University System of Maryland and is chairman of the board of directors of the U.S. Naval Academy Foundation. He serves on the board of directors of Edge Technologies, Inc., and the Atlantic Council.

RONALD D. SUGAR, 54.	President and Chief Executive Officer

Director since 2001

Dr. Ronald D. Sugar was elected Chief Executive Officer effective April 1, 2003 after having served as President and Chief Operating Officer of Northrop Grumman since September 19, 2001. He was previously elected President and Chief Executive Officer of Litton Industries, Inc. when it became a subsidiary of Northrop Grumman on April 3, 2001, and was also elected Corporate Vice President and a member of the Board of Directors of Northrop Grumman at that time. He joined Litton Industries as President and Chief Operating Officer in June 2000 and was elected to the Board of Directors of Litton Industries in September 2000. Dr. Sugar served as President and Chief Operating Officer of TRW Aerospace & Information Systems and as a Member of the Chief Executive Office of TRW, Inc. from October 1998 to June 2000. He joined TRW in 1981 and served as Executive Vice President and Chief Financial Officer from 1994 to 1996 and Executive Vice President and General Manager of the TRW Automotive Electronics Group from 1996 to 1998. He served as a member of the President’s National Security Telecommunications Advisory Committee and the Board of Governors of the Aerospace Industries Association. Dr. Sugar is currently a Trustee of the National Defense Industrial Association, the Los Angeles Philharmonic Association, the Cleveland Institute of Music and is a National Trustee of the Boys and Girls Club of America.

Vote Required

The vote of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOUR NOMINEES FOR DIRECTOR LISTED ABOVE.

CONTINUING DIRECTORS ____ CLASS I

KENT KRESA, 65.	Chairman of the Board and Retired Chief Executive Officer.

Director since 1987

Kent Kresa served as Chief Executive Officer of Northrop Grumman from January 1990 until his retirement April 1, 2003 and has been Chairman of the Board since September 1990. Mr. Kresa joined Northrop Grumman in 1975 as vice president and manager of the Company’s Research and Technology Center and from 1976-1982 he served as corporate vice president and general manager of the Ventura Division. In 1982 he was appointed group vice president of the Company’s Aircraft Group and in 1986 was named senior vice president-Technology Development and Planning. Mr. Kresa was elected President of the Company in 1987, and served in that position until September 19, 2001. Before joining the Company, Mr. Kresa was associated with the Defense Advanced

Research Projects Agency and the Lincoln Laboratory at the Massachusetts Institute of Technology (M.I.T.). Mr. Kresa is a member of the National Academy of Engineering and is past Chairman of the Board of Governors of the Aerospace Industries Association and Chairman of the Defense Policy Advisory Committee on Trade. He was elected president of the American Institute of Aeronautics and Astronautics for a one year term, which will end in May 2003, and is a member of the M.I.T. Lincoln Laboratory Advisory Board. He serves on the Board of Directors of the W. M. Keck Foundation and on the Board of Trustees of the California Institute of Technology, and serves as a director of Avery Dennison Corporation, Fluor Corporation, the Los Angeles World Affairs Council, the Alfred Mann Foundation, the John Tracy Clinic and Eclipse Aviation Corporation. He is also a Member of the Corporation, Draper Laboratories, Inc. and serves on the Board of Governors of the Performing Arts Center of Los Angeles.

LEWIS W. COLEMAN, 61.	President, Gordon and Betty Moore Foundation.

Director since 2001

Lewis W. Coleman became President of the Gordon and Betty Moore Foundation in January 2001. In December 2000, he resigned as Chairman of Banc of America Securities, LLC, a subsidiary of Bank of America Corporation after having served in that position since joining Banc of America Securities, LLC in December 1995. Prior to that, he spent ten years at BankAmerica Corporation where he held various positions including Chief Financial Officer, head of World Banking Group and head of Capital Markets. Previous to that he spent thirteen years with Wells Fargo & Co. in a variety of wholesale and retail banking positions. He is also on the Board of Directors of Chiron Corporation.

PHILIP A. ODEEN, 67.	Retired Chairman, TRW Inc.

Director since 2003

Philip A. Odeen served as Chairman and a director of TRW Inc. from February 2002 until December 2002. From 2000 to 2002, he was Executive Vice President, Washington Operations of TRW and from 1998 to 2000 he was Executive Vice President and General Manager, TRW Systems & Information Technology. Mr. Odeen joined TRW in 1997 when it acquired BDM International, Inc. where he had served as President, Chief Executive Officer and director from 1992 to 1997. Previously, Mr. Odeen was Vice Chairman, Management Consulting Services at Cooper & Lybrand after serving 13 years as managing partner of the firm’s public sector practice. He has served in senior positions with the Office of the Secretary of Defense and the National Security Council staff and was principal Deputy Assistant Secretary of Defense (Systems Analysis). Mr Odeen has chaired the National Defense Panel and is a member and former vice chairman of the Defense Science Board and is a member of the Chief of Naval Operations Executive Panel. He is a director of Avaya Inc., Convergys Corp., Reynolds and Reynolds Company and Washington Gas Light Company.

AULANA L. PETERS, 61.	Retired Partner, Gibson, Dunn & Crutcher.

Director since 1992

Aulana L. Peters is a retired partner of the law firm of Gibson, Dunn & Crutcher where she was a partner from 1980 to 1984 and 1988 to December 2000. From 1984 to 1988, she served as a Commissioner of the Securities and Exchange Commission. From January 2001 to April 2002 Ms. Peters served as a member of the Public Oversight Board of the American Institute of Certified Public Accountants. Ms. Peters has also served as a member of the Financial Accounting Standards Board Steering Committee for its Financial Reporting Project and as a member of the Public Oversight Board’s Panel on Audit Effectiveness. Currently Ms. Peters serves on the U.S. Comptroller General’s Accountability Advisory Council. Ms. Peters is a director of 3M Corporation, Merrill Lynch & Co., Inc. and Deere & Company. She is also a member of the Board of Directors of Community Television for Southern California (KCET).

CONTINUING DIRECTORS ____ CLASS II

PHILLIP FROST, 66.	Chairman of the Board and Chief Executive Officer, IVAX Corporation, a pharmaceutical company.

Director since 1996

Dr. Phillip Frost has served as Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation, positions he has held since 1987. He was Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1972 to 1990. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 to 1986. He is Chairman of Whitman Education Group, and Chairman of the Board of Trustees of the University of Miami. He is also a member of the Board of Governors of the American Stock Exchange.

CHARLES H. NOSKI, 50.	Retired Vice Chairman, AT&T.

Director since 2002

Mr. Noski joined AT&T in 1999 as Senior Executive Vice President and Chief Financial Officer and was named Vice Chairman of AT&T’s Board of Directors in 2002. Mr. Noski relinquished the position of Chief Financial Officer in June 2002 and retired from AT&T once its restructuring was completed with the merger of AT&T Broadband with Comcast Corp. Prior to joining AT&T, Mr. Noski was President, Chief Operating Officer, and a member of the board of directors of Hughes Electronics, a publicly-traded subsidiary of General Motors in the satellite and wireless communications business. From 1992 to 1996, he was corporate senior vice president and chief financial officer of Hughes and was elected vice chairman in 1996. Mr. Noski was a partner at Deloitte & Touche prior to joining Hughes as corporate vice president and controller in 1990. He is a member of the American Institute of Certified Public Accountants and a past member of the Financial Accounting Standards Advisory Council. Mr. Noski is a director of Teledyne Technologies Inc. and Air Products & Chemicals, Inc.

JAY H. NUSSBAUM, 59.	Executive Vice President, BearingPoint, Inc., a consulting company.

Director since 2001

Jay H. Nussbaum became an Executive Vice President of Bearing Point, Inc. (formerly KPMG Consulting, Inc.) in January 2002. From October 1998 to December 2001, he was Executive Vice President for Oracle Service Industries and was a member of Oracle Corporation’s Executive Committee. He began his career at Oracle in 1991 as the Senior Vice President and General Manager of what was then Oracle Federal. Mr. Nussbaum also spent 24 years at Xerox Corporation where his last position was President, Integrated Systems Operations. Mr. Nussbaum has served as a member of advisory boards and committees for the University of Maryland and has served in various advisory capacities at George Mason University and James Madison University. He is also on the board of directors of Sideware, Inc. and MicroStrategy, Inc.

JOHN BROOKS SLAUGHTER, 69.	President and Chief Executive Officer, National Action Council for Minorities in Engineering, Inc.

Director since 1993

Dr. John Brooks Slaughter has been President and Chief Executive Officer of the National Action Council for Minorities in Engineering since June 2000. From August 1999 to May 2000, he held the position of Melbo Professor of Leadership in Education at the University of Southern California, a position he assumed in August 1999. From 1988 to July 1999, Dr. Slaughter was President of Occidental College in Los Angeles and from 1982 to 1988 he was Chancellor of the University of Maryland College Park. Prior positions have included Director of the National Science Foundation, Academic Vice President and Provost of Washington State University and Assistant Director for Astronomics, Atmospherics, Earth and Ocean Sciences at the National Science Foundation. Dr. Slaughter is a member of the National Academy of Engineering, a fellow of the American Academy of Arts and Sciences and is a director of Solutia, Inc. and International Business Machines Corporation.

COMMITTEES	OF THE BOARD OF DIRECTORS

The Board of Directors has Audit, Compensation and Management Development, Nominating and Corporate Governance, Finance and Compliance, Public Issues and Policy Committees. The membership of these committees is usually determined at the organizational meeting of the Board held in conjunction with the Annual Meeting. The membership of each committee is as follows, with the chairperson listed first:

Audit	Compensation and Management Development	Nominating and Corporate Governance	Finance	Compliance, Public Issues and Policy
John Brooks Slaughter Lewis W. Coleman Vic Fazio Charles R. Larson Charles H. Noski Aulana L. Peters	John T. Chain, Jr. Lewis W. Coleman Phillip Frost Jay H. Nussbaum	Phillip Frost John T. Chain, Jr. Vic Fazio Charles R. Larson Aulana L. Peters	Lewis W. Coleman John T. Chain, Jr. Phillip Frost Charles H. Noski Jay H. Nussbaum Philip A. Odeen	Aulana L. Peters Vic Fazio Charles R. Larson John Brooks Slaughter

Audit Committee

The Audit Committee meets periodically with management and with both the Company’s independent auditors and the Company’s Vice President of Internal Audit to review audit results and the adequacy of and compliance with the Company’s system of internal controls. In addition, the Audit Committee appoints or discharges the Company’s independent auditors, and reviews and approves auditing services and non-prohibited non-audit services to be provided by the independent auditors to evaluate the impact of undertaking such added services on the independence of the auditors. The responsibilities of the Audit Committee are more fully described in the Audit Committee Report on page 18 and the Audit Committee Charter which is Exhibit A. The Board of Directors has determined that Messers. Coleman and Noski each qualify as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. The Audit Committee held eight meetings in 2002.

Compensation and Management Development Committee

The Compensation and Management Development Committee (the “Compensation Committee”) recommends to the Board of Directors the base salary and incentive compensation of the Chief Executive Officer and the President and takes final action with respect to base salary and incentive compensation for the other elected officers and key employees. It reviews the Company’s compensation policies and management actions to assure the succession of qualified officers. The Compensation Committee also establishes the Company’s annual performance objectives under the incentive compensation plans and recommends to the Board of Directors the amounts to be appropriated for awards under such plans and under the Company’s 2002 Incentive Compensation Plan (the “2002 Incentive Plan”). The Compensation Committee grants awards under and administers the Company’s Stock Plans (as defined below) and recommends to the Board of Directors all compensation plans in which Company officers are eligible to participate. The Compensation and Management Development Committee held eight meetings in 2002.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews candidates to serve as directors and recommends to the Board of Directors nominees for election. The activities and associations of each candidate are reviewed for any legal impediment, conflict of interest or other consideration that might prevent service on the Board of Directors. In making its selection, the Committee bears in mind that the foremost responsibility of a Northrop Grumman director is to represent the interests of the stockholders as a whole. The Committee has authority to engage outside advisors to identify director candidates as the Committee deems necessary and will consider nominees recommended by stockholders if such nominations have been submitted in writing, accompanied both by a description of the proposed nominee’s qualifications and an indication of the consent of the proposed nominee and relevant biographical information. The recommendation should be addressed to the Nominating and Corporate Governance Committee in care of the Secretary of the Company. The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors concerning the composition and size of the Board of Directors, candidates to fill vacancies and the remuneration of non-employee directors. The Committee also reviews matters involving corporate governance in general and makes recommendations to the Board of Directors for action. The Nominating and Corporate Governance Committee held four meetings in 2002.

Finance Committee

The Finance Committee reviews and makes recommendations concerning proposed dividend actions and issuance or redemption of debt or equity securities. The Finance Committee considers and makes recommendations for final action by the Board on contracts, programs, acquisitions, mergers or divestments of an unusual or material nature. The Finance Committee also reviews the investment performance of the employee benefit plans, capital asset requirements and short-term investment policy when appropriate. The Finance Committee held six meetings in 2002.

Compliance, Public Issues and Policy Committee

The Compliance, Public Issues and Policy Committee reviews and monitors the Northrop Grumman Employees Political Action Committee and makes policy and budget recommendations to the Board on proposed charitable contributions and aid to higher education. The Committee reviews and monitors the Company’s policies and programs for ethics and business conduct, equal opportunity and diversity plans and programs, and environmental health and safety policies and procedures. This Committee also reviews and approves the Company’s policy for engaging the services of consultants and commission agents. The Compliance, Public Issues and Policy Committee held four meetings in 2002.

BOARD AND COMMITTEE MEETINGS

During 2002, the Board held 12 meetings and the committees described above held 30 meetings. Average attendance at all such meetings was 98%. Each director attended at least 91% of the total number of board and committee meetings he or she was eligible to attend.

COMPENSATION OF DIRECTORS

The Company paid each director an annual retainer of $32,000 and an additional $1,000 for each Board and committee meeting attended during 2002. Committee chairpersons were also paid an annual retainer of $3,000. In 2002, the Nominating and Corporate Governance Committee engaged an outside consultant to conduct a competitive assessment of outside director compensation. The outside consultant analyzed director pay by component and in total and suggested modifications to place the Company’s director pay between the median and the average for Fortune 100 Companies. The Board of Directors also approved an enhanced meeting fee for the Audit Committee and an increased retainer for the Audit Committee chairman to reflect the increased workload and responsibilities for these individuals.

Therefore, effective January 1, 2003, the annual retainer for each director was increased to $50,000 and the committee chairperson’s annual retainer was increased to $5,000, with the exception of the Audit Committee Chairperson, who will receive an annual retainer of $7,500. The per meeting fee for Audit Committee members was increased to $1,500 for each Audit Committee meeting attended. The per meeting fees for other committee meetings and Board meetings remain at $1000. Any director who performs extraordinary services for the Board at the request of the Chairman of the Board or the chairperson of a committee is paid $1,000 per day. Directors are reimbursed for all reasonable expenses in attending these meetings and in performing extraordinary services. Directors who are employees of the Company do not receive any compensation for their service as directors.

The 1993 Stock Plan For Non-Employee Directors provides that 30% of the retainer earned by each director is paid in shares of Common Stock, issued following the close of the fiscal year. In addition, directors may defer payment of all or a portion of their remaining retainer fees, committee chairperson retainer fees and/or Board and committee meeting fees. Deferred compensation may either be distributed in shares of Common Stock, issued after the close of the fiscal year, or placed in a stock unit account until the conclusion of a director-specified deferral period, generally for a minimum of two years from the time the compensation is earned. All deferral elections must be made prior to the beginning of the year for which the retainer and fees will be paid. Directors are credited with dividend equivalents in connection with the shares of Common Stock, which are distributed early in the year following the year earned or deferred into the stock unit account at their election.

The 1995 Stock Option Plan for Non-Employee Directors, as amended, provides for the annual grant of options to each non-employee director to purchase 1,500 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the grant date. On May 20, 2002, each non-employee director received an automatic grant of options to purchase 1500 shares of Common Stock with an exercise price of $123.04 per share. The options are immediately exercisable on the grant date and have a term of ten years. If the individual ceases to serve as a director, the options continue to be exercisable for the lesser of five years or the expiration of the original term of the options. If termination is for cause, the options terminate when the director ceases to serve.

On March 19, 1997, the Board of Directors adopted the Northrop Grumman Non-Employee Directors Equity Participation Plan (the “Equity Plan”). Under the Equity Plan, outside directors have an amount equal to 50% of their annual retainer credited to an equity participation account and converted into stock units based on the then fair market value of the Common Stock. Each stock unit will be credited with dividend equivalents, which will be deemed reinvested in additional stock units. Each outside director who terminates service after three or more years of service shall be entitled to receive cash payments from the equity participation account in a number of annual installments equal to the number of years for which benefits have been accrued (not to exceed ten), each installment to be in an amount equal to the dollar value of the equity participation account based on Common Stock value as of the date of determination of the installment payment, divided by the number of installments then remaining to be paid. In December 2002, the Equity Plan was amended to provide that an outside director could also receive a benefit under the Equity Plan if:

(1)    He or she terminated service on the Board for the sole purpose of pursuing or accepting a position (whether appointed, elected, or otherwise) with a federal, state, or local government entity or for some other purpose that is determined by the Company to constitute public service; and

(2)    He or she recommenced service on the Board as an outside director within a reasonably practicable period following the termination of, or termination of the pursuit of, the governmental or public service position and the participant’s total service before and after the termination and recommencement of service on the Board, when aggregated, equals at least three years of service.

Upon a change in control (as defined in the Equity Plan) benefits under the Equity Plan immediately vest. The Board of Directors believes that the Equity Plan further aligns the interests of the directors with the interests of the stockholders by making this part of the directors’ benefits dependent upon the value of the Common Stock. All the non-employee directors participate in the Equity Plan.

Related Transactions

Ms. Peters, one of our directors, retired as a partner of the law firm of Gibson, Dunn & Crutcher on December 31, 2000. The firm provided legal counsel during 2002 in connection with various corporate matters.

Mr. Nussbaum, also one of our directors, is Executive Vice President of BearingPoint, Inc. (formerly KPMG Consulting, Inc.) The Company paid a total of $203,335 to BearingPoint, Inc. in 2002, primarily for technical services on the Total Systems Support Partnership, (“TSSP”) a joint program between the Company and the U.S. Air Force for total support for the B-2 aircraft operations and depot. These services were provided through the Integrated Systems and Information Technology sectors with BearingPoint, Inc. advising the TSSP on the best methods for extracting data from government databases, the preferred relationship with those databases and Company maintained databases and similar aid.

NORTHROP GRUMMAN CORPORATION

PRINCIPLES OF CORPORATE GOVERNANCE

The primary responsibility of the Board of Directors is to foster the long-term success of the Company, consistent with representing the interests of the shareholders. In accordance with this philosophy, the Board of Directors has adopted Principles of Corporate Governance that reinforce the Company’s values by promoting responsible business practices and good corporate citizenship.

At all times at least sixty percent of the Company’s Board of Directors is composed of Independent Outside Directors, each of whom:

•	Has not in the last five years been an officer or employee of the Company, its independent auditor, or any company whose compensation committee includes an officer of the Company or any immediate family members of the foregoing;

•	Is not related to an officer of the Company by blood, marriage or adoption;

•	Is not, and has not within the last two years been an officer, director, employee or one percent owner of any entity that has made or proposes to make payments for property or services in excess of one percent of the gross revenues of the Company or the other entity;

•	Is not a director, partner, officer or employee of an investment banking firm, which has performed services for the Company in the last two years or which the Company proposes to have perform services in the next year, other than as a participating underwriter in a syndicate; and

•	Does not have any other relationship with the Company which the Board determines is material.

The following Committees are always composed of only Independent Outside Directors:

•	Audit

•	Nominating & Corporate Governance

•	Compliance, Public Issues and Policy

•	Compensation & Management Development

The Nominating & Corporate Governance Committee, with input from the Chairman and CEO, considers and makes recommendations to the Board concerning the appropriate size and composition of the Board. Candidates are selected based on their qualifications, character, judgment and experience, and other relevant criteria including the needs of the Board at that particular time. Final approval of a candidate is determined by the full Board.

All new directors receive an orientation which is individually designed for each director taking into account his or her experience, background, education, and committee assignments. This orientation includes one-on-one meetings with senior management and extensive written materials on the Company and its various products and operations.

The Board holds its meetings at other company locations on a regular basis to provide the directors with in- depth review of the business at that location, a first-hand view of the operations and an opportunity for the Board members to interact with management at the facility.

On an annual basis, the Board of Directors holds an extended meeting to review the Company’s long-term strategy for each of its businesses, as well as for the Company as a whole.

The Board, with no members of management present, meets in executive session on a regular basis. The Audit Committee meets in executive session with the independent auditors and with the general auditors regularly. All other committees are given the opportunity to meet without management present as they deem necessary.

The Board of Directors, with recommendations from the Nominating & Corporate Governance Committee, appoints the members and chair of the committees. These appointments are based on an analysis of the skills, experience and other qualities of each individual director in relation to the requirements of the particular committee. Committee membership is reviewed annually and members are rotated as appropriate.

The Company has a retirement policy whereby directors are generally ineligible to stand for election if they will have attained age 70 by the date of the Company’s annual meeting of the stockholders at which such election is held.

To encourage directors to have a direct and material cash investment in shares of common stock of the Company, the Board adopted stock ownership guidelines, which encourage directors to hold shares of the Company equal in market value to three times the annual retainer, to be achieved within five years of joining the Board.

Non-employee directors are required to receive at least thirty percent of their annual retainer in Company stock and are permitted to defer the remainder of their retainer as well as any committee meeting fees or chair retainer fees to be paid in Company stock at a later date.

The Nominating & Corporate Governance Committee reviews and recommends to the Board non-employee director compensation. The Committee consults with outside advisors to ensure that the form and amount are appropriate for attracting quality individuals to serve on the Board.

Every year the Board of Directors conducts an assessment of its performance and discusses any resulting recommendations.

Senior members of management are invited to make presentations to the Board or committees to provide management insight into items being discussed by the Board or committees and to bring managers with high potential into contact with the Board. In addition, Board members have free access to all other members of management and employees of the Company.

The Board of Directors believes that ensuring continuity of leadership is critical to the success of the Company. Therefore, processes are in place to:

•	Annually evaluate the CEO based on a specific set of performance objectives;

•	Annually provide the Compensation and Management Development Committee with an assessment of persons considered potential successors to certain management positions. The results of these reviews are reported to and discussed with the Board; and

•	Ensure continuity of top leadership, including CEO succession.

The chief executive officer will establish the agenda for each Board meeting. Any other member of the Board is free to suggest the addition of any other item(s). The chairpersons of the committees will coordinate committee meeting agendas with appropriate members of management. Other committee members are free to suggest additional agenda items.

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The Compensation Committee of the Board of Directors (the “Compensation Committee”) has furnished the following report on executive compensation applicable to employees elected as executive officers of the Company. The Compensation Committee is comprised exclusively of outside directors.

Compensation Philosophy

The Company’s executive compensation program is designed to promote recruitment and retention of key employees of exceptional ability and to motivate superior performance. It is comprised of linked plans that encourage and reward participants for achieving outstanding performance, financial results exceeding specific thresholds, and long-term prosperous growth.

Major components of executive compensation are at risk and vary directly in their amount with each executive’s impact on desired business results. Successful accomplishment of business goals in both annual operating performance and improved stockholder value can produce significant individual rewards. Failure to attain business goals will negatively affect rewards.

In addition to variations attributable to individual performance against business goals and Company performance, total executive compensation is influenced directly by competitive considerations. Base salaries of executives are targeted at a competitive market median on a job-by-job basis with individual variations explained by differences in experience, skills and sustained performance. Annual incentive compensation and long-term incentive stock compensation vary with individual job level, scope and overall influence on the Company’s business results and individual and Company performance.

Normalized for these individual variations, annual total cash compensation—the sum of base salary and annual incentive compensation—will be lower than competitive market median for below target performance, and above competitive market median when performance exceeds target.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (“Code”) generally limits the tax deduction to $1 million for compensation paid to the corporation’s chief executive officer (“CEO”) and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit.

In May 2002, the stockholders approved the 2002 Incentive Compensation Plan (“the Plan”). This Plan was developed to reflect current competitive market practices within the limitations of Section 162(m) and replaced the Company’s 1973 Incentive Compensation Plan, as amended. Incentive compensation over $1 million paid under the Plan should be deductible.

Measuring Company Performance

Consistent with the Company’s business plan, management of each business sector submits for assessment an Annual Operating Plan containing Financial and Supplemental Goals together with defined performance measures and numerical weights.

•	Financial Goals focus on operating earnings, cash flow and stockholder value metrics.

•	Supplemental Goals focus on such factors as customer satisfaction, new product development, new business initiatives, productivity, quality improvement, workplace diversity, management development, and environmental management.

Annually, the Compensation Committee reviews, approves or, and at its discretion modifies the CEO’s written proposal of goals and numerical values for Performance Measurement Factors. Performance highlights against 2002 goals can be found below in Chief Executive Officer Compensation.

For Performance Year 2002 the Compensation Committee established Performance Measurement Factors addressing Stockholder Value Creation, Cash Flow, Net Debt Reduction and Supplemental Goals in order to judge the Company’s performance and that of executive officers.

Determining Competitive Compensation

In determining base salaries and incentive compensation for the named executive officers, sources of competitive compensation information are independent surveys of industry peer companies. Peer companies include firms comprising the aerospace and defense group depicted in the performance graph in the Shareowner Return Performance Presentation following this Report and other companies designated by the Compensation Committee.

The Company uses executive surveys provided by Hewitt Associates and Towers Perrin, as well as periodic custom surveys of companies selected by the Compensation Committee to assess competitiveness of executive compensation.

Establishing Executive Compensation

The Company’s executive compensation program includes the following linked elements:

•	Base Salary

•	Annual Incentive Compensation

•	Long-Term Incentive Compensation.

Base Salary

Annually, the Compensation Committee reviews, and accepts or modifies as it deems appropriate, base salary recommendations submitted by the CEO for executive officers (other than the CEO). Separately, the Compensation Committee reviews the CEO’s base salary, giving consideration to competitive compensation data, its assessment of past performance and its expectation of future contributions. The Committee then approves or modifies the CEO’s recommendations for the elected officers other than the CEO and COO and recommend the base salaries for those officers to the Board. The Board approves or modifies the Compensation Committee’s recommendations for the CEO and COO.

Annual Incentive Compensation

Executives who are Section 162(m) officers are eligible for incentive compensation annually under the Company’s stockholder-approved 2002 Incentive Compensation Plan. Performance criteria, as approved by shareholders, include objective tests of financial performance. The Committee appropriates an amount (Tentative Appropriated Incentive Compensation) to the Plan equal to 2½% of the Company’s Economic Earnings as defined by the Plan.

As stipulated by the Plan, the maximum potential individual incentive compensation award for a Performance Year for an executive officer shall be limited to no more than thirty percent (30%) for the CEO and seventeen and one-half percent (17.5%) for each of the other four Section 162(m) officers.

Accompanying his annual performance report, the CEO submits recommendations to the Compensation Committee for individual incentive awards for the executive officers, except the CEO, which reflect judgments as to contributions to the accomplishment of annual goals and the Company’s long-term business plan.

Separately, the Compensation Committee considers an incentive compensation award for the CEO based on its assessment of performance.

As part of this process, the Compensation Committee reviews the amount of the total Tentative Appropriated Incentive Compensation for that Performance Year and in its sole discretion may reduce (but not increase) that amount after taking into account the overall performance of the Company in the attainment of predetermined financial and non-financial objectives selected by the Compensation Committee. Each executive officer’s Incentive Compensation award is based upon the foregoing and the Compensation Committee’s assessment of the individual’s performance. The Board must ratify the incentive compensation awards for the CEO and COO.

Long-Term Incentive Compensation

Stockholders approved the 2001 Long Term Incentive Stock Plan in May 2001. The Plan provides flexibility to grant awards in a variety of forms including stock options, restricted stock rights (RSRs) and restricted performance stock rights (RPSRs). The purpose of this compensation component is to establish long-term performance horizons for participants. By promoting ownership of the Company’s common stock, the Plan creates stockholder-managers interested in Northrop Grumman’s sustained growth and prosperity.

In 1998, to further promote alignment of management and stockholder interests, the Board adopted Stock Ownership Guidelines for the CEO and other officers of the Company. These guidelines contemplate that officers own Company stock denominated as a percentage of their annual salaries, accumulated over a 3-year period: seven times annual salary for the CEO; three times annual salary for other elected officers; one and one-half times annual salary for appointed officers.

In August 2002 awards of stock options and RPSRs were granted to the CEO, executive officers and key employees under the terms of the 2001 Long Term Incentive Stock Plan.

Chief Executive Officer Compensation

After considering executive compensation survey data from nationally recognized survey sources, the Compensation Committee recommended and the Board approved a salary increase for Mr. Kresa effective in March 2002 in keeping with its pay philosophy.

In considering Mr. Kresa’s performance and establishing his annual incentive compensation, the Compensation Committee reviewed the overall Company performance against the 2002 financial and supplemental goals and Mr. Kresa’s contributions during the year. The Compensation Committee noted that the Company exceeded all of the Performance Measurement Criteria set forth at the beginning of the period. Additionally, the Compensation Committee recognized that under Mr. Kresa’s leadership:

•	Northrop Grumman completed the acquisition of TRW Inc. on Dec. 11, 2002, in a transaction valued at approximately $12.5 billion including the assumption of TRW’s debt of $4.8 billion. This capstone acquisition added the last critical node of space to Northrop Grumman’s robust and well-diversified defense and systems capabilities. The combination also created the nation’s second largest defense contractor. Northrop Grumman has reached an agreement to sell TRW’s Automotive business to The Blackstone Group prior to the TRW acquisition being finalized. The deal valued TRW Automotive at $4.7 billion. Proceeds are being used primarily to pay down debt.

•

Northrop Grumman and Lockheed Martin Corporation were selected for the nation’s largest Homeland Security program to-date, an $11 billion, 20-year program to supply the next generation of U.S. Coast Guard ships, aircraft, command and control, and logistics systems. The Deepwater program is the largest modernization effort in the Coast Guard’s history. The program will involve the acquisition of up to 91 ships, 35 fixed-wing aircraft, 34 helicopters, 76 unmanned surveillance aircraft, and upgrade of 49 existing cutters and 93 helicopters, in addition to systems for communications, surveillance and command and control. Deepwater’s total potential value over three decades is estimated at approximately $17 billion.

•	Northrop Grumman leads a team competing to complete the system design for the U.S. Navy’s advanced, 21st century surface combatant, DD(X). The initial design contract has a total value of approximately $2.9 billion over four years. The DD(X) is the centerpiece of the Navy’s transformation to stealthy surface combatants to be designed and built during the next 25 years. The contract highlighted the Company’s ability to leverage capabilities across five of the Company’s seven sectors—Ship Systems, Newport News, Information Technology, Electronic Systems and Integrated Systems.

•	The U.S. Army chose Northrop Grumman’s Information Technology sector to provide software and systems engineering support to its Communications-Electronics Command (CECOM). The five base years of the indefinite quantity/indefinite delivery contract have a potential value of $702 million to the IT sector.

•	BusinessWeek magazine named Kent Kresa one of the nation’s “Top 25 Managers” of 2001 for his efforts in completing two of the defense industry’s biggest mergers and for winning funding for programs such as the F/A-22 fighter and the F-35 Joint Strike Fighter.

•	The Company’s Integrated Systems sector received a contract for the E-2C Hawkeye Radar Modernization Program, marking the beginning of a $1 billion-plus development of unprecedented early warning and battle management capabilities by 2010. It is also expected to lead to a multibillion-dollar program for production of the next-generation Hawkeye.

•	Because of strong organic growth and positive results being generated by strategic acquisitions, the Company generated 2002 revenues of $17.2 billion, and had solid cash generation of $1.7 billion. Northrop Grumman began 2003 with a $26 billion funded order backlog, and has excellent opportunities to benefit from increasing defense budgets and homeland security initiatives. As a result of these and many more accomplishments, Forbes magazine named Northrop Grumman its 2002 “Company of the Year.”

Based on its assessment, the Compensation Committee determined and the Board ratified an incentive compensation award for Mr. Kresa for 2002 as depicted in the Summary Compensation Table.

THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

JOHN T. CHAIN, JR. CHAIRMAN

LEWIS W. COLEMAN

PHILLIP FROST

JAY H. NUSSBAUM

Stockholder Return Performance Presentation

The line graph below compares the relative change for the 5 year period ended December 31, 2002 in the cumulative total stockholder return on the Company’s Common Stock against the cumulative total return of the S&P Composite-500 Stock Index, and the S&P Aerospace/Defense Index comprised of The Boeing Company, General Dynamics Corporation, Goodrich Corporation, Honeywell International Inc., Lockheed Martin Corporation, Northrop Grumman Corporation, Raytheon Company (B), Rockwell Collins, Inc. and United Technologies Corporation.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

AMONG NORTHROP GRUMMAN CORPORATION,

S&P 500 INDEX & S&P AEROSPACE/DEFENSE INDEX

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by Northrop Grumman to the shareholders and the Securities and Exchange Commission; Northrop Grumman’s internal control structure; Northrop Grumman’s internal and external audit process; and any other matters relating to Northrop Grumman’s accounting and financial reporting process. The Audit Committee also discussed with the Company’s senior management and the independent auditors the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which is required by the Securities and Exchange Commission and the Sarbanes Oxley Act of 2002 for certain of the Company’s filings with the SEC.

During the year, the Audit Committee met eight times. In addition, the Committee Chair, as the representative of the Audit Committee, discussed with Northrop Grumman’s Chief Financial Officer and Deloitte & Touche, Northrop Grumman’s independent auditors, the interim financial information contained in each quarterly earnings announcement prior to its release.

The Audit Committee routinely met privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee.

In discharging its oversight responsibility for the audit process, the Audit Committee received a letter from Deloitte & Touche regarding the firm’s independence as required under Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, as amended by the Independence Standards Board. In addition, the Audit Committee has considered whether the provision of non-audit services is compatible with maintaining Deloitte & Touche’s independence. The Audit Committee discussed with management, the internal auditors and Deloitte & Touche the quality of Northrop Grumman’s internal controls. The Audit Committee reviewed the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee also reviewed with both the internal auditor and Deloitte & Touche their respective audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with Deloitte & Touche all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees” and, with and without management present, discussed and reviewed the results of Deloitte & Touche’s examination of the financial statements, along with the results of internal audit’s examinations

The Audit Committee reviewed its charter and, after appropriate review and discussion, reaffirmed the Audit Committee Charter on February 19, 2003 with amendments incorporating changes in requirements/responsibilities of the committee required by the Sarbanes Oxley Act of 2002 and other newly passed laws and regulations. A copy of the Audit Committee Charter is attached to this proxy statement as Exhibit A.

The Audit Committee reviewed the audited financial statements of Northrop Grumman as of and for the year ended December 31, 2002, with management and Deloitte & Touche. Management has primary responsibility for Northrop Grumman’s financial statements and the overall reporting process, including Northrop Grumman’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether these financial statements fairly present the financial position, results of operations and cash flows of Northrop Grumman in conformity with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

Based upon the Audit Committee’s review and discussions with management and Deloitte & Touche relative to Northrop Grumman’s audited consolidated statement of financial position as of December 31, 2002 and 2001, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2002, the Audit Committee recommended to the Board of Directors that Northrop Grumman’s Annual Report on Form 10-K include these financial statements. The Audit Committee also reappointed Deloitte & Touche and the Board of Directors concurred on such appointment.

Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

AUDIT COMMITTEE

DR. JOHN BROOKS SLAUGHTER, CHAIRMAN

LEWIS W. COLEMAN

VIC FAZIO

CHARLES R. LARSON

CHARLES H. NOSKI

AULANA L. PETERS

EXECUTIVE COMPENSATION

The table below shows the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2000 and 2001 and 2002, of the Named Executive Officers at December 31, 2002:

SUMMARY COMPENSATION TABLE

	Annual Compensation						Long-Term Compensation
							Awards			Payouts
Name and Principal Position	Year	Salary($)(1)	Bonus($)		Other Annual Compensation ($)		Restricted Stock Award(s) (2) ($)		Securities Underlying Options/ SARs(#)	LTIP Payouts($)	All Other Compensation ($) (3)
1) KENT KRESA	2002	1,365,264	5,000,000		79,463	(4)			125,000	2,776,888	8,000
Chairman of the Board	2001	1,211,258	3,000,000		85,079	(5)			216,230	462,070	6,800
and Chief Executive Officer	2000	1,025,581	2,800,000		61,545	(6)			89,125	397,513	6,800

2) RONALD D. SUGAR	2002	790,410	1,650,000		119,103	(7)			55,000	2,726,566	8,000
President and Chief	2001	652,506	1,637,963	(8)	7,936,700	(9)	6,448,560	(10)	50,000		8,424,640	(11)
Operating Officer	2000	—	—		—		—		—	—	—

3) RICHARD B. WAUGH, JR.	2002	558,001	725,000						114,629	1,057,115	8,000
Corporate Vice President	2001	512,014	760,000						58,694	188,600	2,075
and Chief Financial Officer	2000	490,119	800,000						25,602	162,250	6,800

4) HERBERT W. ANDERSON	2002	530,294	710,000						20,000	951,404	8,000
Corporate Vice President	2001	498,280	845,000	(12)					20,000	169,740	6,358
and President,	2000	411,055	700,000							146,025	6,800
Information Technology

5) ROBERT P. IORIZZO	2002	497,708	715,000						20,000	437,666	8,000
Corporate Vice President and	2001	357,640	565,000		67,883	(13)			22,500		4,587
President, Electronic System	2000	268,762	415,000								5,358

(1)	The amounts listed in this column include amounts paid for vacation hours accrued but not used for the following individuals in the following years: Mr. Kresa: $94,104 in 2002, $85,271 in 2001, $15,966 in 2000; Dr. Sugar: $26,346 in 2001; Mr. Waugh: $13,767 in 2002, $7,871 in 2001, $29,927 in 2000, and Mr. Anderson: $4,108 in 2002, $22,304 in 2001, $7,786 in 2000.

(2)	As of December 31, 2002, Dr. Sugar owned 66,480 restricted stock rights (“RSRs”) with an aggregate value of $6,448,560. These shares were granted in 2001 at a grant price of $97.00 per Share.

The RSRs vest in equal installments over a three-year period with the first installment vesting one year after the date of grant and the remaining installments vesting annually thereafter. There are no dividends paid on RSRs.

(3)	Except for Dr. Sugar, “All Other Compensation” consists of Company contributions to the Northrop Grumman Savings and Investment Plan for the Named Executive Officers.

(4)	Amount includes $20,923 for car allowance and expenses and $21,918 for insurance premiums.

(5)	Amount includes, among other items, $21,427 for car allowance and expenses.

(6)	Amount includes $21,015 for car allowance and $16,750 for tax preparation services.

(7)	Amount includes, among other items, $56,250 for insurance premiums. Dr. Sugar has a Corporate Owned Life Insurance Policy which was provided to him as a Litton executive. $31,083 was paid for this policy in 2002.

(8)	Includes a one time prorata bonus of $358,836 for the period of April 3, 2001 to September 19, 2001 and a special cash bonus of $857,963 paid pursuant to an employment agreement entered into with Litton Industries, Inc. upon his hire at that company.

(9)	Amount includes $7,073,442 paid to Dr. Sugar as compensation for excise tax imposed on payments made to him pursuant to his employment agreement and change in control agreement with Litton, $822,000 paid under a deferred compensation arrangement with Litton Industries, Inc. and $2,191 in imputed interest on loan which Dr. Sugar repaid to the Company in 2001.

(10)	These stock grants were awarded to Dr. Sugar as retention benefits, pursuant to his employment agreement and promotion to President and Chief Operating Officer of the Company.

(11)	Represents cash payment for 77,908 shares of Litton restricted stock and 27,400 performance shares that were cancelled upon completion of the Litton merger.

(12)	Includes $100,000 special award to Mr. Anderson as a key participant in the Company’s acquisition of Litton Industries, Inc.

(13)	Amount includes, among other things, $18,296 for dependent travel.

OPTION GRANTS IN LAST FISCAL YEAR

The table below shows individual grants of stock options made in 2002 to the Named Executive Officers.

	Individual Grants					Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5%($)	10%($)
Kent Kresa	125,000	(2)	5.54	114.80	8/20/12	9,024,638	22,870,204

Ronald D. Sugar	55,000	(2)	2.44	114.80	8/20/12	3,970,841	10,062,890

Richard B. Waugh, Jr.	3,725	(3)	.17	98.32	11/18/02	15,598	31,087
	6,608	(3)	.29	98.32	11/18/03	61,537	125,632
	7,378	(3)	.33	98.32	12/21/04	112,212	235,330
	7,227	(3)	.32	98.32	11/16/05	146,918	315,204
	11,237	(3)	.50	98.32	12/18/06	301,101	664,312
	20,000	(2)	.89	114.80	8/20/12	1,443,942	3,659,233
	5,874	(3)	.26	117.11	11/18/03	47,155	95,123
	4,541	(3)	.20	117.11	12/12/04	67,584	140,008
	6,222	(3)	.28	117.11	11/16/05	129,641	274,674
	9,703	(3)	.43	117.11	12/18/06	275,120	599,252
	182	(3)	.01	121.04	12/18/06	5,337	11,626
	16,525	(3)	.73	121.04	12/17/08	739,298	1,697,342
	15,407	(3)	.68	121.04	12/17/08	689,281	1,582,508

Herbert W. Anderson	20,000	(2)	.89	114.80	8/20/12	1,443,942	3,659,233

Robert P. Iorizzo	20,000	(2)	.89	114.80	8/20/12	1,443,942	3,659,233

(1)	The potential realizable value of each grant of options assuming that the market price of the Company’s Common Stock from the date of grant to the end of the option term between one and ten years, as applicable appreciates in value at an annualized rate of 5% and 10%.

(2)	The first installment of 25% of the total grant becomes exercisable one year after the date of the grant, with 25% vesting annually thereafter.

(3)	These option grants were made under a provision of the 1993 Plan that provides for the award of reload options. Reload options are awarded when the exercise price of an existing option is paid by tendering previously-held shares of Common Stock to the Company. These new options are exercisable for the number of shares tendered to pay the exercise price plus the tax withholdings and have the same terms of the original options, except the exercise price of the reload option is set at the fair market value on the date of exercise of the original option.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End($) Exercisable/Unexercisable(1)
Kent Kresa	0	0	291,229/250,001	1,218,821/1,531,670
Ronald D. Sugar	0	0	12,500/92,500	92,250/276,750
Richard B. Waugh, Jr.	105,432	1,939,319	26,962/112,204	175,453/359,953
Herbert W. Anderson	0	0	65,750/53,750	506,578/359,953
Robert P. Iorizzo	20,300	500,130	11,875/43,125	84,097/196,822

(1)	Based on the market value at December 31, 2002 of $97.00.

Restricted Performance Stock Rights Grants in Last Fiscal Year

There is shown below information concerning grants of Restricted Performance Stock Rights made to Named Executive Officers during the last completed fiscal year.

LONG TERM INCENTIVE PLAN—AWARDS IN LAST FISCAL YEAR

			Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Number of Shares, Units or Other Rights(#)(1)	Performance or Other Period Until Maturation or Payout	Threshold(#)	Target(#)	Maximum(#)
Kent Kresa	50,000	3 years	0	50,000	75,000
Ronald D. Sugar	25,000	3 years	0	25,000	37,500
Richard B. Waugh, Jr.	9,000	3 years	0	9,000	13,500
Herbert W. Anderson	8,000	3 years	0	8,000	12,000
Robert P. Iorizzo	9,000	3 years	0	9,000	13,500

(1)	Restricted Performance Stock Rights (RPSR’s) granted in 2002 that may be earned under the 2001 Stock Plan are based on the Company’s Economic Value Added (EVA) performance over a three year performance period commencing January 1, 2003 and ending December 31, 2005. The payout may range from 0% to 150% of the rights awarded. Dividend equivalents for earned RPSR’s are accumulated and distributed at the end of the performance period. Earned RPSR’s and dividend equivalents may be paid in either shares, cash or a combination of shares and cash.

Pension Plans

For purposes of illustration, the following table shows the amount of annual retirement benefits that would be accrued at age 65 under the Northrop Grumman Pension Plan (the “Pension Plan”), as supplemented by the Northrop Corporation ERISA Supplemental Plan 1 (“ERISA 1”) and the ERISA Supplemental Program 2 (“ERISA 2”) (collectively, the “Supplemental Retirement Plans”).

Annual Average Compensation (highest 3 years out of last 10)	Years of Benefit Service
	5	10	15	20	25	30	35
$ 250,000	$20,800	$41,700	$62,500	$83,300	$104,200	$125,000	$125,000
300,000	25,000	50,000	75,000	100,000	125,000	150,000	150,000
400,000	33,300	66,700	100,000	133,300	166,700	200,000	200,000
500,000	41,700	83,300	125,000	166,700	208,300	250,000	250,000
600,000	50,000	100,000	150,000	200,000	250,000	300,000	300,000
1,000,000	83,300	166,700	250,000	333,300	416,700	500,000	500,000
1,500,000	125,000	250,000	375,000	500,000	625,000	750,000	750,000
2,000,000	166,700	333,300	500,000	666,700	833,400	1,000,000	1,000,000
2,500,000	208,300	416,700	625,000	833,400	1,041,700	1,250,000	1,250,000
3,000,000	250,000	500,000	750,000	1,000,000	1,250,000	1,500,000	1,500,000
3,500,000	291,700	583,300	875,000	1,166,700	1,458,400	1,750,000	1,750,000
4,000,000	333,300	666,700	1,000,000	1,333,400	1,666,700	2,000,000	2,000,000
4,500,000	375,000	750,000	1,125,000	1,500,000	1,875,000	2,250,000	2,250,000
5,000,000	416,700	833,400	1,250,000	1,666,700	2,083,400	2,500,100	2,500,100
5,500,000	458,300	916,700	1,375,000	1,833,400	2,291,700	2,750,100	2,750,100
6,000,000	500,000	1,000,000	1,500,000	2,000,000	2,500,100	3,000,100	3,000,100
6,500,000	541,700	1,083,400	1,625,000	2,166,700	2,708,400	3,250,100	3,250,100
7,000,000	583,300	1,166,700	1,750,000	2,333,400	2,916,700	3,500,100	3,500,100
7,500,000	625,000	1,250,000	1,875,000	2,500,100	3,125,100	3,750,100	3,750,100
8,000,000	666,700	1,333,400	2,000,000	2,666,700	3,333,400	4,000,100	4,000,100

Compensation covered by the plans for executive officers is substantially equivalent to salary and bonuses as reflected in the Summary Compensation Table. Benefit Service earned after January 1, 1995 in excess of 30 years will not be taken into account for accrual of retirement benefits. Benefits payable under the Supplemental Retirement Plans have been secured through the establishment of two grantor trusts. The credited years of service under the Pension Plan and Supplemental Retirement Plans of the five individuals named in the Summary Compensation Table are as follows: Mr. Kresa, 28 years; Dr. Sugar, 1 year*; Mr. Waugh, 24 years; Mr. Anderson, 18 years; and Mr. Iorizzo, 1 year. Benefits are calculated on a straight life annuity basis at selected compensation levels and years of service reflected in the table above. The listed benefit amounts are not subject to any reduction for Social Security benefits or other offset amounts.

The Company maintains a Supplemental Retirement Income Program for Senior Executives (“SRI”), under which certain employees are designated by the Board of Directors to receive benefits in lieu of benefits otherwise payable under the Supplemental Retirement Plans. The amount of the supplemental benefit under the SRI is equal to the greater of (1) the participant’s benefit under the Pension Plan calculated without regard to the limits imposed under Sections 415 and 401(a)(17) of the Code, or (2) a fixed percentage of the participant’s final average salary (which term includes bonus and is based on the highest 3 years out of the last 5) equal to 30% at age 55, increasing 4% for each year up to and including age 60, and increasing 2% for each year beyond age 60 to 65, in each case offset by the benefit allowable under the Pension Plan. Mr. Kresa is eligible to receive an annual benefit of $2,710,006 commencing upon his retirement on April 1, 2003. The SRI will be amended to provide for participation by Dr. Sugar, effective April 1, 2003, as provided on page 28 under the heading,

“Employment Agreement with Dr. Ronald D. Sugar.” Other than Mr. Kresa and Dr. Sugar, there are no other Named Executive Officers currently participating in or receiving benefits from the SRI. SRI eligibility, in addition to designation by the Board of Directors requires the attainment of age 55 and 10 years of vesting service. The vesting service requirement may be waived by the CEO.

On February 25, 1998, the Northrop Grumman Board adopted the CPC Supplemental Executive Retirement Program (the “CPC SERP”). The CPC SERP is applicable to elected officers who report directly to the CEO (which group currently consists of elected executive officers of Northrop Grumman as of January 1, 2002). The CPC SERP provides to each participant a pension accrual of 1.667% of final average pay for each year or portion thereof that the participant has served as an elected officer reporting to the CEO. The total accrual percentage under the CPC SERP cannot exceed the greater of the maximum of 1) 10% or 2) the percentage necessary for the participant to receive an annuity of 50% of final average salary when all pension benefits are taken in total. This provides a pension accrual to the elected officer for the period that he has served as such, in addition to regular pension benefits payable from Northrop Grumman’s tax qualified and supplemental retirement plans on the basis of all creditable years of service. The benefits paid from this plan are paid in a lump sum or in installments upon termination of employment. The amount is the actuarial equivalent of the straight life benefit beginning on the retirement date. The compensation used in the calculation of benefit is the same as for the qualified plan. The pension table is applicable if Years of Benefit Service are considered only for CPC Service. The CPC service years for the four Named Executive Officers who report directly to the CEO are as follows: Dr. Sugar 1.67*, Mr. Waugh 10.08, Mr. Anderson 8.00, and Mr. Iorizzo, 1.33.

*	As per his employment agreement, Dr. Sugar is credited with five years of vesting service (but not benefit service) in each of the Supplemental Plans and the CPC SERP upon his employment with the Company. He began to earn benefit service in those plans at that time.

Under the Litton qualified retirement plan, Dr. Sugar accrued an annual benefit of $2,608 for service through December 31, 2001, payable to him upon retirement, subject to all applicable plan rules. He will not accrue benefits under this Plan after December 31, 2001, but as required by law, he will continue to earn vesting service for future service with the Company.

Under the Litton Restoration Plan (an ERISA excess plan), Dr. Sugar accrued an annual benefit of $92,708 through December 31, 2001. During 2001 and as a result of the Litton change in control, Dr. Sugar received payments from this Plan totaling $842,326, representing the lump sum value of an annual benefit of $50,148. This amount represented a cash-out of his benefit accrued through April 3, 2001. Upon Dr. Sugar’s retirement or termination in the future, he will be eligible to receive the remaining portion of his benefit from this Plan, representing the value of an annual annuity of $42,560. If he had terminated employment effective January 1, 2002, this amount would have equaled a lump sum of $706,420; if he terminates employment at age 65, this lump sum amount will be $537,358. Dr. Sugar earns no additional benefits under this Plan after December 31, 2001.

Under the Litton Supplemental Executive Retirement Plan (the “Litton SERP”), Dr. Sugar accrued an annual benefit of $254,229 for service through December 31, 2001. During 2001 and as a result of the Litton change in control, Dr. Sugar received payments from this Plan totaling $2,096,041, representing the lump sum value of an annual benefit of $124,788. This amount represented a cash-out of his benefit accrued through April 3, 2001. Upon Dr. Sugar’s retirement or termination in the future, he will be eligible to receive the remaining portion of his benefit from the Litton SERP, representing the value of an annual annuity of $129,441. If he had terminated employment effective January 1, 2002, this amount would have equaled a lump sum of $2,148,489; if he terminates employment at age 65, this lump sum amount will be $1,634,309. Dr. Sugar earns no additional benefits under this Plan after December 31, 2001.

In addition, Dr. Sugar is entitled to benefits which are frozen age 65 accrued benefits of $4,721 monthly from the TRW Salaried Pension Plan (since renamed the Northrop Grumman Space & Mission Systems Corp. Salaried Pension Plan) and $9,473 monthly from the TRW Supplementary Retirement Income Plan.

Change in Control Arrangements

March 2000 Special Agreements. Effective March 1, 2000, Northrop Grumman entered into special severance agreements (the “March 2000 Special Agreements”) with its executive officers, including Messrs. Kresa (whose March 2000 Special Agreement terminated upon his retirement), Waugh, Anderson and Iorizzo. Dr. Sugar’s March 2000 Special Agreement became effective September 19, 2001. The purpose of the March 2000 Special Agreements is to encourage these key executives to continue to carry out their duties in the event of the possibility of a change in control of Northrop Grumman.

The March 2000 Special Agreements were effective until February 28, 2003 and by their terms have been extended for the first of additional one-year periods that continue until notice is given by the Company that the agreements will terminate. If a Change in Control (as defined below) occurs during the term of the agreements, the term of the agreements will not end earlier than two years following the Change in Control.

Under the March 2000 Special Agreements, a “Change in Control,” is generally deemed to occur when (1) certain persons acquire more than 33 1/3% of Northrop Grumman’s voting securities; (2) certain majority changes in Northrop Grumman’s Board of Directors occur during a 24-month period; (3) Northrop Grumman is liquidated or all or substantially all of Northrop Grumman’s assets are sold in one or a series of related transactions; or (4) Northrop Grumman is merged, consolidated, or reorganized and Northrop Grumman’s stockholders before the event do not own more than 50% of the voting stock of the resulting or surviving entity.

Executives are entitled to severance benefits under the March 2000 Special Agreements only (1) upon a termination of the executive’s employment that constitutes a Qualifying Termination, and (2) only if the termination occurs during a Protected Period (as defined below) prior to a Change in Control or in the 24-month period following a Change in Control. A “Qualifying Termination” generally means that the executive’s employment by Northrop Grumman is terminated by the Company for any reason other than Cause (as defined below) or by the executive for Good Reason (as defined below), that Northrop Grumman breaches the agreement, or that a successor breaches or fails to assume the agreement.

The “Protected Period” is the period of time that the executive is entitled to severance protections under the March 2000 Special Agreement prior to a Change in Control. Depending on the nature of the Change in Control, the Protected Period may commence as early as six months prior to a Change in Control event.

The March 2000 Special Agreements define “Cause” as: (1) the executive’s conviction for committing an act of fraud, embezzlement, theft, or other act constituting a felony; or (2) the willful engaging by the executive in misconduct which would have resulted in the executive’s termination by Northrop Grumman under its policies and practices applicable to the executive on September 1, 1999. However, no act or failure to act, on an executive’s part, will be considered “willful” for this purpose unless done, or omitted to be done, by the executive not in good faith and without reasonable belief that the act or omission was in the best interest of Northrop Grumman.

“Good Reason” is defined in the March 2000 Special Agreements to include: (1) certain material reductions in the nature or status of the executive’s authorities, duties and/or responsibilities (when such authorities, duties, and/or responsibilities are viewed in the aggregate); (2) a reduction of the executive’s base salary as in effect on the date of the agreement or as increased thereafter; (3) a significant reduction of the executive’s aggregate incentive opportunities under the Northrop Grumman short and/or long term incentive programs as such opportunities exist on the date of the agreement or as increased thereafter; (4) Northrop Grumman’s failure to maintain the executive’s relative level of coverage and accruals under the Company’s employee benefit and/or retirement plans, policies, practices or arrangements in which the executive participates as of the date of the agreement; (5) the failure of Northrop Grumman to obtain a satisfactory agreement from any successor to assume and agree to perform Northrop Grumman’s obligations under the agreement; and (6) any purported termination of the executive’s employment with Northrop Grumman that is not effected pursuant to the procedures set forth in the agreement. If an executive is a vice president, the executive’s loss of vice president status (other than a promotion to a higher level office) will constitute Good Reason. In addition, if an executive reports directly to the Northrop Grumman Chief Executive Officer immediately prior to the start of the Protected Period, Good Reason will be deemed to exist if the executive’s reporting relationship is changed such that the executive does not report to one of the following: the Chairman of the Northrop Grumman Board of Directors, or the Northrop Grumman Chief Executive Officer, President, or Chief Operating Officer.

Severance benefits generally consist of: (1) an amount equal to three times the executive’s highest annualized base salary earned with respect to the three full fiscal years prior to the date of the termination of the executive’s employment; (2) an amount equal to three times the greater of (a) the average of the executive’s bonus earned with respect to the three full fiscal years prior to the date of the termination of the executive’s employment or (b) the executive’s target annual bonus established for the bonus plan year during which the executive’s termination occurs; (3) an amount equal to the executive’s unpaid base salary and accrued vacation pay through the effective date of termination, together with a pro rata portion of the executive’s target bonus for the bonus plan year during which termination occurs; (4) continuation for 36 months following the effective date of termination of all benefits pursuant to all welfare benefit plans under which the executive or his family is eligible to receive benefits as of the effective date of the Change in Control, and further continuation of medical benefits for the lives of the executive and his spouse; (5) a lump sum cash payment representing the present value of the executive’s benefits accrued under Northrop Grumman’s qualified defined benefit pension plan and supplemental retirement plans (calculated as though the executive’s employment had continued for three years) offset by the actuarial present value equivalent of the benefits payable to the executive from Northrop Grumman’s qualified defined benefit pension plan accrued through the effective date of termination; and (6) a lump sum cash payment equal to the entire balance of the executive’s deferred compensation, if any, together with any interest thereon. Executives had the ability to elect, on or before March 1, 2000, an override of the benefit described in clause (5). If an executive elected an override, his supplemental retirement plan benefits will be paid in accordance with the provisions of those plans rather than an automatic lump sum payment.

The March 2000 Special Agreements also provide that if, following a Change in Control, excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) apply to payments made under the March 2000 Special Agreements or other plans or agreements, the executive will be entitled to receive an additional payment (net of income, Medicare and excise taxes) to compensate the executive for any excise tax imposed.

Northrop Grumman Estate Enhancement Program (the “Estate Program”)

The Estate Program provided Mr. Kresa with the ability to elect, as an investment alternative under the Northrop Grumman Executive Deferred Compensation Plan (the “Executive Deferred Compensation Plan”) to have all or a portion of his deferral account balance converted to the Estate Program.

The amount and type of coverage under the life insurance policy is specified in an individual agreement with Mr. Kresa. Northrop Grumman retains a collateral assignment of the cash value of the policy. Upon the death of Mr. Kresa and his wife, Northrop Grumman will receive the greater of the cash accumulation value of the policy or the premiums paid for the policy, and Mr. and Mrs. Kresa’s beneficiaries will receive the remaining amount. Alternatively, certain persons designated by Mr. Kresa may elect to transfer ownership of the policy to Northrop Grumman, in which case death benefits to the beneficiaries will be paid out of the Company’s general funds.

In the event of a Change in Control (as defined in the Estate Program), the Estate Program becomes irrevocable, and the Company must transfer the ownership of Mr. Kresa’s policy to an irrevocable trust. Northrop Grumman or its successor will continue to be responsible for any obligations under the Estate Program not paid by the trust or for obligations that the trust’s assets are insufficient to cover.

As of January 1, 2003, Mr. Kresa was the only participant in the Estate Program. Under Mr. Kresa’s agreement, a $10 million policy issued by the Travelers Life and Annuity Company covers Mr. Kresa and his wife, Joyce A. Kresa. Northrop Grumman paid $2.175 million in premiums attributable to the investment of Mr. Kresa’s deferral amounts under the Executive Deferred Compensation Plan. Upon the death of the last surviving of Mr. and Mrs. Kresa, any amounts received by Northrop Grumman under the policy that are in excess of 200% of the premiums paid by Northrop Grumman will be remitted to Mr. and Mrs. Kresa’s beneficiaries together with the balance of Mr. Kresa’s deferred compensation plan.

Employment Agreement with Dr. Ronald D. Sugar

The Company entered into an Employment Agreement with Dr. Ronald D. Sugar in February 2003. The agreement provides that Dr. Sugar will serve as Chief Executive Officer and President of Northrop Grumman, as well as a member of the Board of Directors, effective April 1, 2003, for the term of the agreement. This new Employment Agreement replaces Dr. Sugar’s original employment agreement, dated September 2001.

The initial term of the new Employment Agreement ends in February 2008, and automatically renews for one-year periods until Dr. Sugar reaches age 65 or until either party gives notice of non-renewal. Under the Employment Agreement, Dr. Sugar receives an annual base salary of at least $1,100,000 per year, which may be periodically increased during the Company’s normal salary review process. Dr. Sugar is eligible to participate in the Company’s incentive compensation plan, the Northrop Grumman pension plan, the Northrop Grumman supplemental executive retirement plans, and the Northrop Grumman special officer retiree medical program, and is entitled to all benefits and perquisites generally available to the Company’s senior executives.

The Employment Agreement provides for a one-time, 50,000 non-qualified stock option award to Dr. Sugar in recognition of his increased responsibilities. These options are scheduled to vest in three installments in 2004, 2005, and 2006, and are subject to the Company’s 2001 Long Term Incentive Stock Plan.

If Dr. Sugar remains employed by the Company through January 1, 2007, he will receive retirement benefits:

•	Monthly benefits under the Company’s retirement plans and pension plans, as well as the plans from TRW Inc. and Litton Industries, his previous employers and, if greater,

•	Monthly benefits under the supplemental retirement income program for senior executives of up to 60% of Dr. Sugar’s salary and bonus at age 65, less the monthly benefits under other applicable retirement and pension plans and less $124,788 a year (representing amounts already paid to him under Litton retirement plans).

If Dr. Sugar’s employment is terminated by the Company without “Cause,” by Dr. Sugar for “Good Reason,” or because of Dr. Sugar’s death or disability (inability to render services for 180 days during any 365 day period), Dr. Sugar or his estate will be entitled to receive, within 30 days after he signs a release of any and all claims that he may then have against the Company, or within 30 days of death:

•	Accrued obligations, to consist of (1) any unpaid base salary through the date of termination and any accrued vacation, (2) any unpaid bonus for services rendered during the calendar year prior to the calendar year in which the termination occurs, (3) reimbursement for any outstanding expenses incurred through the date of termination, and (4) all other payments, benefits or fringe benefits to which Dr. Sugar may be entitled in accordance with the terms of any applicable compensation or benefits arrangement; and

•

Special severance benefits, to consist of (1) an amount equal to two times Dr. Sugar’s current annual base salary, (2) an amount equal to two times the greater of (a) Dr. Sugar’s target bonus percentage under the incentive compensation plan multiplied by his highest base salary in effect at any time in the six months preceding the termination of employment or (b) Dr. Sugar’s last bonus under the incentive compensation plan, (3) a pro rata portion of Dr. Sugar’s target bonus under the incentive compensation plan for the calendar year in which the termination occurs, (4) three years of continued coverage for Dr. Sugar and his eligible dependents under the Company’s medical, dental, vision and life insurance plans, (5) one year of additional vesting for all stock options, restricted stock rights and other stock incentive grants awarded to Dr. Sugar (other than restricted performance stock rights), (6) pro-rata vesting of restricted performance stock rights awarded to Dr. Sugar, (7) up to an additional two years to exercise stock options awarded to Dr. Sugar, and (8) certain other executive perquisites, including outplacement benefits. In addition, if Dr. Sugar is entitled to payments that constitute “parachute payments” under Section 280G of the Code and excise taxes under Section 4999 of the Code apply, the Company will make an additional payment to Dr. Sugar to put him in the same position as though the excise tax did not apply.

If the Company terminates Dr. Sugar’s employment for “Cause,” or if he terminates his employment without “Good Reason,” he will be entitled to receive only the accrued obligations described above.

“Cause” is defined as:

•	Willful misconduct by Dr. Sugar that is significantly injurious to the Company, provided that conduct undertaken in good faith and with a reasonable belief that the conduct was in the Company’s best interest will not be deemed willful; or

•	Conviction of Dr. Sugar of, or the pleading by Dr. Sugar of nolo contendere to, any felony, other than traffic related offenses or as a result of vicarious liability.

“Good reason” is defined as:

•	A reduction or diminution in Dr. Sugar’s title or position, a material reduction in the nature or status of his authorities, duties and/or responsibilities, when they are viewed in the aggregate;

•	A reduction of Dr. Sugar’s base salary;

•	The election of a Company employee other than Kent Kresa or Dr. Sugar as Chairman of the Board;

•	A material failure by the Company to comply with the Employment Agreement; or

•	A failure by the Company to obtain a satisfactory agreement from any successor to Northrop Grumman to assume its obligations under the Employment Agreement.

In addition, if Dr. Sugar’s employment is terminated for any reason, any outstanding and unvested portion of his 66,480 Restricted Stock Rights award made on September 19, 2001, will vest and be issued to him on the date of termination.

Dr. Sugar’s Employment Agreement contains provisions relating to confidentiality, nondisclosure, assignment of inventions to the Company, and non-solicitation of employees and non-disparagement upon the termination of his employment.

Dr. Sugar is also a party to a March 2000 Special Agreement discussed previously under “Change in Control Arrangements.”

Succession Plan and Transition Agreement with Kent Kresa

On February 19, 2003, the Company announced that the Board of Directors had implemented a succession plan to accommodate Kent Kresa’s decision to retire on April 1, 2003. Under this plan, Mr. Kresa will continue as non-employee Chairman of the Company until October 1, 2003, and will remain available for a two-year period thereafter to provide consulting services to the Company.

In connection with Mr. Kresa’s retirement, the Company and Mr. Kresa entered into a Transition Agreement to reflect the terms of his retirement.

Under the Transition Agreement, Mr. Kresa will receive standard retirement benefits under the Company’s retirement, deferred compensation, estate enhancement and welfare plans and programs. He will also receive special retirement benefits, including retention of a country club membership, an office and office support for up to five years following his retirement date, reimbursement of up to $30,000 per year for up to five years for financial and income tax preparation expenses and club memberships, and an opportunity to purchase two pieces of artwork in his Company office for their fair market value. For some of these special benefits, including the country club membership and the office and office support, the Company will provide Mr. Kresa with a “gross up” payment if he incurs any tax liability for the benefits, which will put him in the same position as though such benefits were not taxable to him.

For his services as Chairman of the Company’s Board of Directors, Mr. Kresa will receive a director’s fee of $164,500 for each full or partial month Mr. Kresa continues to serve as Chairman following his retirement. At the end of 2003, Mr. Kresa will also be eligible to receive a pro rata bonus under the Company’s 2002 Incentive Compensation Plan for the portion of the year that he served as Chief Executive Officer before his retirement.

Mr. Kresa’s rights with respect to stock options and other equity awards previously granted by the Company will continue to be governed by the terms of the applicable grant agreements (as previously amended). The Transition Agreement clarifies that his stock options and other equity awards will become fully vested if a change of control occurs, as provided in the agreements and plans related to his stock options and awards. If Mr. Kresa incurs an excise tax upon or after a change of control because of the acceleration of his options and equity awards, the Company will provide him with a “gross up” payment to put him in the same position as though here were not subject to the excise tax. Mr. Kresa’s March 2000 Special Agreement, discussed previously under “Change in Control Arrangements,” terminated upon his retirement.

After a new Chairman is elected, Mr. Kresa will receive $15,000 each month for his services during the two-year consulting period. To the extent Mr. Kresa provides services to the Company on more than three days in any month during the consulting period, the Company will pay Mr. Kresa an additional $5,000 per day that he performs services for the Company beyond three days of service.

The agreement contains standard provisions relating to confidentiality, nondisclosure, and the assignment of inventions to the Company, as well as indemnification by the Company of Mr. Kresa under his October 18, 1987 Indemnification Agreement with the Company for services provided under the agreement. During the consulting period, Mr. Kresa is prohibited from competing with, or engaging in any activities that would be detrimental to, the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of forms filed by its officers, directors and greater than ten percent beneficial owners pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, the Company identified the following filings that were filed late during the fiscal year ended December 31, 2002: the Company identified two reports that were tardy during the fiscal year ended December 31, 2002: Shares related to RSRs issued automatically upon vesting in accordance with their terms and shares issued upon the conversion of TRW Inc. shares by operation of law upon the merger with TRW were not timely reported on Form 4s for Dr. Sugar because of inadvertant clerical oversights. The forms were subsequently filed to report these transactions.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee proposes and recommends that the stockholders ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2003. Deloitte & Touche LLP served the Company as its independent auditors for 2002. Should the stockholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider this an indication to select other auditors for the following year. A representative from Deloitte & Touche LLP will attend the Annual Meeting, may make a statement, and will be available to respond to appropriate questions.

Fees Billed By the Independent Auditors

Aggregate fees billed to the Company for the fiscal year ended December 31, 2002 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), which includes Deloitte Consulting:

Audit Fees	$6,200,000
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$11,420,000	(a)
Audit Related Fees	$2,065,000	(b)
Tax Related Fees	$1,305,000
Consulting Related Fees	$8,050,000	(c)

(a)	Prior to engagement, the Audit Committee considered whether the provision of these services was compatible with maintaining the principal accounting firm’s independence.

(b)	Audit Related Fees include fees for consents and comfort letters, audits of the Company’s employee benefit plans, and audits required by foreign statute.

(c)	Consulting Related Fees principally include fees totaling $7,360,000 during 2002 for services provided by Deloitte Consulting, which the firm intends to separate from Deloitte & Touche in the near future. The remaining fees relate to government accounting compliance services and disclosure statement support.

Supplemental Information

The following is a supplemental disclosure of fees billed by the independent auditors during 2002 and 2001. The information reflects the revised categorization of professional fees for audit and non-audit services required prospectively by the SEC’s final rule regarding auditor independence.

	Fiscal Year Ended
	2002	2001
Audit Fees	$7,175	$6,520
Audit Related Fees	1,090	1,106
Tax Related Fees	1,305	2,430
All Other Fees	8,050	9,755

Total Fees	$17,620	$19,811

Vote Required

The affirmative vote of a majority of the shares of Common Stock voting at the annual meeting (with each share entitled to one vote) is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE PROPOSAL.

PROPOSAL THREE: AMENDMENTS TO 2001 LONG-TERM INCENTIVE STOCK PLAN

Stockholders are being asked to approve a proposal with respect to the Northrop Grumman 2001 Long-Term Incentive Stock Plan (the “2001 Stock Plan”). The Board approved the proposal, subject to stockholder approval, on March 19, 2003. The proposal consists of three parts, as described below.

•	Increase in Aggregate Share Limit. The proposal increases the number of shares of Common Stock available for award grants under the 2001 Stock Plan by an additional 17 million shares.

•	Increase in Other Award Limit. The proposal increases the number of shares of Common Stock available for issuance under the 2001 Stock Plan pursuant to stock awards granted under Section 8(c) of the 2001 Stock Plan by an additional 7 million shares. Generally, Section 8(c) of the 2001 Stock Plan contemplates awards other than stock options and stock appreciation rights—including stock bonuses, restricted stock, performance shares, phantom stock and other types of awards. Any shares issued pursuant to an award granted under Section 8(c) of the 2001 Stock Plan count against the total number of shares authorized under the plan. Thus, the proposed increase in the Section 8(c) limit would not increase the total number of shares that would be available for all award grants under the 2001 Stock Plan.

•	Re-Approval of Performance Award Provisions. One element of the 2001 Stock Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the U.S. Internal Revenue Code. These awards are referred to as “Performance-Based Awards” and are in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under the 2001 Stock Plan which may also qualify as performance-based compensation for Section 162(m) purposes. (See “Summary Description of the 2001 Stock Plan—Performance-Based Awards” below.) Section 162(m) generally requires that stockholders re-approve the Performance-Based Award provisions of the 2001 Stock Plan every five years or Performance-Based Awards (other than stock options and stock appreciation rights) may not continue to be granted under the plan. Although the initial five-year term of the Performance-Based Award feature of the plan will not expire until 2006, stockholders are being asked to re-approve the Performance-Based Award feature of the 2001 Stock Plan and the related performance criteria (described under “Summary Description of the 2001 Stock Plan—Performance-Based Awards” below) that may be referenced in granting Performance-Based Awards. Stockholder approval of the proposal will extend the Performance-Based Award feature of the plan through the fifth anniversary of the date of such approval.

As of February 28, 2003, 5,476,921 shares of Common Stock were subject to awards then outstanding under the 2001 Stock Plan and an additional 2.8 million shares were then available for grant purposes under the 2001 Stock Plan. The Board believes that the number of shares currently available for award grant purposes under the 2001 Stock Plan is insufficient to adequately provide for future incentives, particularly given the significant increase in the number of key employees eligible under the 2001 Stock Plan as a result of the Company’s acquisition in December 2002 of TRW Inc. The Board believes that the additional shares requested under the 2001 Stock Plan, as well as the increase in the number of shares that can be awarded pursuant to Section 8(c) of the 2001 Stock Plan and the extension of the Performance-Based Award feature of the plan, will give the Company greater flexibility to structure future incentives and better attract, retain and motivate key employees. If the 2001 Stock Plan proposal is not approved by stockholders, the current share limits under the 2001 Stock Plan will remain in effect and the current Performance-Based Award feature of the plan will remain in effect for the balance of its current term.

Summary Description of the 2001 Stock Plan

The principal terms of the 2001 Stock Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2001 Stock Plan, which appears as Exhibit B to this Proxy Statement.

Purpose.    The purpose of the 2001 Stock Plan is to promote the long-term success of the Company and to increase stockholder value by providing officers and selected employees with incentives to create excellent performance and to continue service with the Company, its subsidiaries and affiliates. Both by encouraging officers and employees to become owners of Common Stock and by providing actual ownership through 2001 Stock Plan awards, it is intended that 2001 Stock Plan participants will view the Company from an ownership perspective.

Administration.    The Compensation and Management Development Committee currently administers the 2001 Stock Plan. The Compensation and Management Development Committee may delegate its authority to make grants under the 2001 Stock Plan to one or more committees of directors. (The appropriate acting body, be it the Compensation and Management Development Committee or another authorized committee of directors, is referred to in this proposal as the “Committee”). The Committee determines the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award. Subject to the other provisions of the 2001 Stock Plan, the Committee has the authority to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award pursuant to Section 6 of the 2001 Stock Plan.

The Committee may allow the purchase price of an award or shares of Common Stock under the 2001 Stock Plan to be paid in the form of cash, by the delivery of already-owned shares of Common Stock, by the surrender of an award of equivalent value, through a third-party purchase where the third party agrees to sell a number of shares on behalf of a participant and the participant assigns the right to receive the proceeds from such sale to the Company in payment of the purchase price, or any other form permitted by law.

No Repricing.    The Committee may not cancel or amend an outstanding option or stock appreciation right for the purpose of replacing or re-granting the award with an exercise price or base price, as applicable, that is less than the exercise or base price of the original award. (Adjustments to reflect stock splits and similar events will not be considered amendments for this purpose.)

Eligibility.    Persons eligible to receive awards under the 2001 Stock Plan include key employees of the Company and key employees of any other entity that is directly or indirectly controlled by the Company or in which the Company has a significant equity interest. Approximately 70,000 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), are considered eligible under the 2001 Stock Plan at the present time. The Committee determines from time to time the eligible employees to whom awards will be granted.

Authorized Shares; Limits on Awards.    The maximum number of shares of Common Stock that currently may be issued or transferred pursuant to awards under the 2001 Stock Plan equals the sum of:

•	8,000,000 shares; plus

•	any shares of Common Stock available but not issued under the Northrop Grumman 2001 Stock Plan (the approximate number of shares that are currently available or expected to become available under the 2001 Plan is set forth above); plus

•	any shares of Common Stock that the Company repurchases with proceeds received from option exercises.

If stockholders approve this 2001 Stock Plan proposal, the fixed 8,000,000 share reference above will increase to 25,000,000 shares—an increase of 17,000,000 shares. In addition, any shares that are forfeited back to the Company under the 2001 Stock Plan or the 1993 Long-Term Incentive Stock Plan (the “1993 Stock Plan”), and any shares that have been exchanged by a participant as full or partial payment to the Company in connection with any award under the 2001 Stock Plan or the 1993 Stock Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to an award under the 2001 Stock Plan or the 1993 Stock Plan, are available for issuance under the 2001 Stock Plan.

In instances where a stock appreciation right or other award granted under the 2001 Stock Plan or the 1993 Stock Plan is settled in cash or a form other than shares, the shares that would have been issued had there been no cash or other settlement will not be counted against the share limits of that plan for purposes of determining the number of shares that remain available for issuance under the 2001 Stock Plan. The payment of cash dividends and dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2001 Stock Plan. In addition, the 2001 Stock Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2001 Stock Plan.

The following other limits are also contained in the 2001 Stock Plan:

•	No more than 3,000,000 shares available for issuance under the 2001 Stock Plan may be issued pursuant to stock awards granted under Section 8(c) of the 2001 Stock Plan. Generally, Section 8(c) contemplates awards other than stock options and stock appreciation rights—including stock bonuses, restricted stock, performance shares and other types of awards. This limit will increase to 10,000,000 shares if stockholders approve this 2001 Stock Plan proposal.

•	No more than 4,000,000 shares may be delivered under the 2001 Stock Plan pursuant to stock options qualified as incentive stock options under Section 422 of the U.S. Internal Revenue Code.

•	No more than 900,000 shares may be awarded to any participant during any three-year period pursuant to stock option grants and stock appreciation right grants under the 2001 Stock Plan.

•	“Performance-Based Awards” under Section 8(c)(ii) of the 2001 Stock Plan (other than stock options or stock appreciation rights, and without giving effect to any related dividend equivalents) that are granted to any participant during any three consecutive years may not relate to or provide for payment of more than 300,000 shares.

•	Performance-Based Awards payable only in cash, not related to shares, and granted to any participant in any calendar year may not provide for payment of more than $3,000,000.

The foregoing share limits apply with respect to all 2001 Stock Plan awards regardless of whether the underlying shares are attributable to the fixed 8,000,000 shares currently available for 2001 Stock Plan award purposes or shares available but not issued under the 1993 Stock Plan.

As is customary in incentive plans of this nature, the number and kind of shares available under the 2001 Stock Plan and the then outstanding awards, as well as exercise and purchase prices, performance targets under certain performance-based awards, and share limits, are subject to adjustment in the event of certain stock dividends, stock splits, combinations or exchanges of shares, mergers, consolidations, spin-offs, recapitalizations and similar events.

The 2001 Stock Plan does not limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

Types of Awards.    The 2001 Stock Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in Common Stock or units of Common Stock. The 2001 Stock Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “U.S. Federal Income Tax Treatment of

Awards Under the 2001 Stock Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2001 Stock Plan. Incentive stock options may only be granted to key employees of the Company or a subsidiary. The Committee may grant stock options that provide for the award of a new option (a “reload option”) when the exercise price of the option and/or tax withholding obligations related to the exercise of the option are paid in the form of shares or by a reduction in the number of shares otherwise deliverable. The reload options have an exercise price of the then current fair market value of the Common Stock, and expire no later than the expiration date of the original option grant.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Committee at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2001 Stock Plan include, without limitation, stock bonuses, restricted stock, and performance shares.

Performance-Based Awards.    The Committee may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2001 Stock Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, phantom stock or other rights.

The vesting or payment of Performance-Based Awards will depend on the absolute or relative performance of the Company on a consolidated, segment, subsidiary, division, or plant basis. The Committee will establish the criterion or criteria and target(s) on which performance will be measured. The Committee must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Committee may use for this purpose will include one or more of the following: revenue growth, net earnings (either before or after interest, taxes, depreciation, amortization and/or Net Pension Income (as defined below)), cash flow, return on equity or on assets or on net investment, cost containment or reduction, stock price appreciation, total stockholder return, or EVA (as defined below). “Net Pension Income” means any positive difference between income from employee pension plan investments less the cost of employee pension benefits for the relevant period of time. “EVA” means operating profit after tax (which means net earnings after tax but before tax adjusted interest income and expense and goodwill amortization), less a charge for the use of capital (which is based on average total capital and the weighted average cost of capital). The performance measurement period with respect to an award may range from one to ten years.

Performance-Based Awards may be granted only to key employees of the Company or a subsidiary. Performance goals will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting charges or other extraordinary events not foreseen at the time the goals were set.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award is paid, the Committee must certify that the performance target or targets have been satisfied. The Committee has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Dividend Equivalents; Deferrals.    The Committee may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Committee may provide that awards under the 2001 Stock Plan, and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock.

Acceleration of Awards; Possible Early Termination of Awards.    Generally, if the Company is liquidated, all or substantially all of the Company’s assets are sold, or the Company is merged, consolidated or reorganized and stockholders prior to the event do not continue to own more than 60% of the combined voting power of the Company or a successor after the event, then, if outstanding 2001 Stock Plan awards are not assumed or continued after the event, all options granted under the 2001 Stock Plan will vest, stock appreciation rights will be paid, and any other types of awards will vest or be paid. The Committee also has the discretion to establish other change in control provisions with respect to awards granted under the 2001 Stock Plan. For example, the Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above.

Transfer Restrictions.    Subject to certain exceptions contained in Section 11 of the 2001 Stock Plan, awards under the 2001 Stock Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient’s beneficiary or representative.

Termination of or Changes to the 2001 Stock Plan.    The Board may amend or terminate the 2001 Stock Plan at any time and in any manner. Stockholder approval for an amendment is required only if the amendment increases the number of shares available under the 2001 Stock Plan or if stockholder approval is otherwise required as a matter of law. (Adjustments as a result of stock splits or similar events will not be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board, the 2001 Stock Plan will terminate on February 21, 2011. Outstanding awards generally may be amended, subject to the consent of the holder if the amendment materially and adversely affects the holder.

U.S. Federal Income Tax Treatment of Awards Under the 2001 Stock Plan

The U.S. federal income tax consequences of the 2001 Stock Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2001 Stock Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the optionee may be subject to U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2001 Stock Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2001 Stock Plan in connection with a change in control (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code and certain related excise taxes may be triggered. Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

Specific Benefits, Historical Grants under the 2001 Stock Plan

The Company has not approved any awards under the 2001 Stock Plan that are contingent on stockholder approval of this 2001 Stock Plan proposal. If the 17,000,000 additional shares covered by this proposal had been available for award purposes in fiscal 2002, and if the proposed increase in the limit on awards granted under Section 8(c) of the Plan had been in effect in fiscal 2002, the Company expects that its award grants for fiscal 2002 would not have been substantially different from those actually made in that year.

For information regarding stock options, restricted stock, and restricted performance stock right awards granted to the Company’s named executive officers during fiscal 2002, see the material under the heading “Executive Compensation.” For additional information regarding past option grants under the 2001 Stock Plan, see the “Aggregate Past Grants Under the 2001 Long-Term Incentive Stock Plan” table below.

The Company currently expects to continue granting awards under the 2001 Stock Plan on, in general, an annual basis. Awards for 2003 are expected to occur in August 2003. However, the Company has not determined any specific awards or award grant levels with respect to any future awards. Thus, the number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2001 Stock Plan cannot be determined at this time. It is expected, based on historic grant levels and the number of additional employees eligible for awards as a result of the Company’s acquisition of TRW Inc., that the approximately 2.8 million shares of Common Stock currently available for award grant purposes under the 2001 Stock Plan will not, unless stockholders approve this 2001 Stock Plan proposal, be sufficient to cover the Company’s August 2003 award grants.

The closing market price for a share of the Company’s Common Stock as of February 28, 2003 was $86.70 per share.

Aggregate Past Grants Under the 2001 Long-Term Incentive Stock Plan

As of February 28, 2003, options covering 4,088,150 shares of Common Stock had been granted under the 2001 Long-Term Incentive Stock Plan. The following table shows information as regarding the distribution of those options among the persons and groups identified below, and option exercises prior to and option holdings as of that date.

	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise	Number of Shares Underlying Options as of 3/1/03
Name and Position			Exercisable	Unexercisable
Executive Group:
Kent Kresa	225,000	0	25,000	200,000
Chairman of the Board and Chief
Executive Officer

Ronald D. Sugar	155,000	0	12,500	142,500
President and Chief Operating Officer

Richard B. Waugh, Jr.	40,000	0	5,000	35,000
Corporate Vice President and Chief
Financial Officer

Herbert W. Anderson	40,000	0	5,000	35,000
Corporate Vice President and President,
Information Technology

Robert P. Iorizzo	42,500	0	5,625	36,875
Corporate Vice President and President,
Electronic Systems

Total for Executive Group:	502,500	0	53,125	449,375
Non-Executive Director Group:	0	0	0	0
Each other person who has received 5% or more of the options, warrants or rights under the 2001 Stock Plan	0	0	0	0
All employees, including all current officers who are not executive officers or directors, as a group	3,585,650	64,324	360,525	3,034,138
Total	4,088,150	64,324	413,650	3,483,513

Dr. Sugar is a nominee for election as a director at the 2003 annual meeting.

Equity Compensation Plan Information

Northrop Grumman currently maintains the following compensation plans under which Northrop Grumman equity securities are authorized for issuance:

•	2001 Long-Term Incentive Stock Plan (the “2001 Stock Plan”)

•	1993 Long-Term Incentive Stock Plan (the “1993 Stock Plan”)

•	1995 Stock Option Plan for Non-Employee Directors (the “1995 Directors Plan”)

•	1993 Stock Plan for Non-Employee Directors (the “1993 Directors Plan”)

Each of these plans has been approved by stockholders. No new awards may be granted under the 1993 Stock Plan. The following table sets forth, for each of these plans, the number of shares of Northrop Grumman

Common Stock subject to outstanding options, warrants, and rights, the weighted-average exercise price of outstanding options, warrants, and rights, and the number of shares remaining available for future award grants as of December 31, 2002.

Equity Compensation Plan Table

Plan Category	Number of shares of Northrop Grumman Common Stock to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of shares of Northrop Grumman Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	16,553,661	(1)	$90	(2)	3,035,841	(3)
Equity compensation plans not approved by stockholders	N/A		N/A		N/A

Total	16,553,661		$90		3,035,841

(1)	Of these shares, 80,000 were subject to stock options outstanding under the 1995 Directors Plan, 13,313,798 in the aggregate were subject to stock options outstanding under the 1993 Stock Plan and the 2001 Stock Plan, 3,151,911 in the aggregate were subject to restricted stock right and restricted performance stock right awards outstanding under the 1993 Stock Plan and the 2001 Stock Plan, and 7,952 were subject to stock units credited under the 1993 Directors Plan. Stock units credited under the 1993 Directors Plan will be paid in an equivalent number of shares. The table reflects the maximum number of shares deliverable upon payment of outstanding restricted stock right and restricted performance stock right awards, assuming the related vesting or other performance criteria have been achieved.

(2)	This number reflects the weighted-average exercise price of outstanding options and has been calculated exclusive of outstanding restricted stock right and restricted stock right awards, and exclusive of stock units credited under the 1993 Directors Plan.

(3)	Of these shares, 2,831,841 were available for additional awards under the 2001 Stock Plan, 21,538 were available for issuance and additional stock units under the 1993 Directors Plan, and 204,000 were available for additional options under the 1995 Directors Plan. This number does not reflect the additional 17,000,000 shares that will be available for award grant purposes under the 2001 Stock Plan if stockholders approve the proposed amendment to the 2001 Stock Plan. Subject to certain express limits of the 2001 Plan, shares available for award purposes under the 2001 Stock Plan generally may be used for any type of award authorized under the 2001 Stock Plan including options, stock appreciation rights, and other forms of awards granted or denominated in Common Stock or units of Common Stock including, without limitation, stock bonuses, restricted stock, and performance shares.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required for approval of this proposal. Members of the Board who are employed by the Company are eligible for awards under the 2001 Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE PROPOSAL.

PROPOSAL FOUR: APPROVAL OF A RESTATED CERTIFICATE OF

INCORPORATION THAT WOULD REDUCE CERTAIN

SUPERMAJORITY STOCKHOLDER VOTING REQUIREMENTS IN OUR CURRENT CERTIFICATE OF INCORPORATION.

Stockholders are being asked to consider and approve a Restated Certificate of Incorporation that incorporates proposed amendments to certain provisions of our existing Certificate of Incorporation that require the approval of 80% of the voting power of the Company’s outstanding stock for certain actions. The Restated Certificate of Incorporation would reduce the 80% vote requirements to 66 2/3%.

The Board of Directors, in its continuing review of corporate governance matters and taking into consideration the matters that have been voted on by shareholders at the Annual Meetings over the last several years, as well as the needs of the Company for orderly transition of management and other matters, determined to recommend that the shareholders approve a resolution reducing the 80% voting requirements to 66 2/3. Therefore, earlier this year, the Nominating and Corporate Governance Committee recommended to our Board of Directors the adoption of amendments to our Certificate of Incorporation providing for such reductions. The Board of Directors has determined the amendments to be advisable, has approved the amendments (which are described below) and the adoption of a Restated Certificate of Incorporation that would incorporate such amendments, along with other amendments, that have been adopted since we last restated our Certificate of Incorporation in 2001, and recommends that the stockholders approve the proposed Restated Certificate of Incorporation by approving this Proposal. The proposed form of Restated Certificate of Incorporation, marked to indicate the amendments discussed below, is set forth at Exhibit C.

1.	The 80% Stockholder Vote to Remove Directors or to Amend our Bylaws In Our Present Certificate of Incorporation Would be Reduced to 66 2/3%.

Under the Company’s Certificate of Incorporation, unless the Board of Directors of the Company, including a majority of “continuing directors,” has waived the requirement of a greater than majority vote, the affirmative vote of not less than 80% of the voting power of all outstanding shares of the Company’s stock is required to amend the Company’s bylaws or to remove directors. A “continuing director” is defined in the Certificate of Incorporation as any member of the board who does not, along with certain related entities, own 10% or more of the voting power of the Company’s outstanding stock, any member of the board who does not have specified relationships with any such 10% stockholder, or any person who is elected or nominated to succeed a continuing director or to join the board by a majority of the continuing directors.

2.	The 80% Stockholder Vote Required to In Our Present Certificate of Incorporation to Approve Certain Mergers and Other Business Combinations Would be Reduced to 66 2/3%.

The Company’s Certificate of Incorporation requires an 80% stockholder vote for certain mergers and other “business combinations” with stockholders who, together with other related entities, own 10% or more of the voting power of the Company’s outstanding stock. In addition, the Company’s Certificate of Incorporation requires that such “business combinations” with such “interested stockholders” be approved by a majority of the voting power of all outstanding shares of the Company’s stock not owned by such stockholder or the entities related to such interested stockholder. A “business combination” includes any merger of the Company or any of its subsidiaries with any interested stockholder or entities related to the interested stockholder; any sale or other disposition of assets of the Company having a value of at least $25 million to an interested stockholder or such related entities; the issuance or transfer by the Company or any subsidiary of equity securities of the Company or any subsidiary having a value of at least $10 million to an interested stockholder or such related entities; the adoption of any plan for the liquidation or dissolution of the Company; any reclassification of securities of the Company or any merger or similar transaction which has the effect of increasing the percentage of outstanding shares of the Company or any subsidiary owned by an interested stockholder or such related entities; or any agreement, contract or arrangement providing for any of the transactions described above. Like the other 80%

vote requirements, this one (and the requirement for the approval of the holders of a majority of the voting power of outstanding shares not owned by the interested stockholder) is not required if a majority of the continuing directors approve the business combination and the business combination is also approved by whatever vote of the Company’s stockholders is required by law. In addition, the 80% supermajority vote (and the requirement for the approval by a majority vote of shares not owned by the interested stockholder) will not apply if certain other conditions are met, including: (i) the business combination is approved by a majority of the voting power of all of the Company’s outstanding stock; (ii) the consideration to be received by the holders of the Company’s stock is at least equal to the higher of (a) the highest per share price the interested stockholder paid for its shares within the preceding two-year period, or (b) the fair market value of the Company’s stock on the date of the final public announcement of the terms of the business combination or the date on which the interested stockholder became an interested stockholder, whichever is higher; (iii) the consideration to be received by the holders of a particular class of outstanding voting stock of the Company is in cash or in the same form as the interested stockholder previously paid for shares of such stock; and (iv) after the interested stockholder becomes such, and prior to the consummation of the business combination, neither the interested stockholder nor any of certain related entities became the owner of additional shares of the Company’s voting stock, except under certain limited circumstances, or received the benefit of any loans, advances, guarantees, pledges or other financial assistance provided by the Company.

3.	The 80% Stockholder Vote Required by Our Present Certificate of Incorporation to Amend Certain Provisions of our Certificate of Incorporation Would be Reduced to 66 2/3%.

The Company’s Certificate of Incorporation requires the approval by 80% of the voting power of all our outstanding shares for amendments to the following provisions of the Company’s Certificate of Incorporation, unless the 80% vote is waived by the Board of Directors of the Company, including a majority of the continuing directors: Article Fourth (setting forth the capitalization of the Company, including the authorization for the Board of Directors of the Company to specify the terms of preferred stock), Article Fifth (granting directors the authority to amend the Company’s bylaws), Article Sixth (requiring, as described above, an 80% supermajority stockholder vote to amend the Company’s bylaws), Article Seventh (providing that the business and affairs of the Company is to be managed by or under the direction of the Board of Directors and that the number of directors shall be determined by our bylaws), Article Eighth (providing that the board of directors is divided into three classes with one class elected each year), Article Ninth (providing that director vacancies may be filled only by the Board of Directors), Article Tenth (providing, as described above, for removal of directors only for cause and only by an 80% supermajority stockholder vote), Article Eleventh (providing that no action may be taken by written consent of stockholders except as approved by a majority of continuing directors), Article Twelfth (providing that special meetings may be called only by a majority of the Board or by the Chairman of the Board), Article Fourteenth (requiring, as described above, a supermajority vote for certain mergers and other business combinations unless certain financial and other conditions are satisfied), Article Fifteenth (granting appraisal rights to stockholders in connection with specified business combinations that are subject to the provision) and Article Sixteenth (the article requiring these 80% supermajority votes).

* * *

If the proposed Restated Certificate of Incorporation is approved at the meeting, the Company’s Certificate of Incorporation would be amended and restated to read as set forth in Exhibit C attached hereto, which is marked to reflect the changes to be made in connection with Proposal Four.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE PROPOSAL.

PROPOSAL FIVE: STOCKHOLDER PROPOSAL

ON MILITARY ACTIVITIES IN SPACE

The Charitable Trust of the Sisters of Mercy of the American Regional Community of Detroit, 29000 Eleven Mile Road, Farmington Hills, Michigan 48336-1405, a beneficial owner of 200 shares of the Common Stock of the Company; the School Sisters of Notre Dame Cooperative Investment Funds, 336 East Ripa Avenue, St. Louis, Missouri 63125-2800, a beneficial owner of 44 shares of the Common Stock of the Company; and The Sinsinawa Dominicans, 5030 N. Marine Drive, #2306, Chicago, Illinois, a beneficial owner of 40 shares of the Common Stock of the Company, the proponents of a stockholder proposal, have stated that the proponents intend to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsiblity, is set forth below. The Board of Directors opposes the proposal for the reasons stated after the proposal.

WHEREAS:

The United States military’s plans to develop technologies for waging war from space are intended to enhance our collective security. In light of the September 11, 2001 tragedy, we believe that these plans will not achieve that end.

The US Space Command’s “Vision for 2020” explicitly articulates these plans. Research for and deployment of multi-tiered missile defense system is but a first step in this plan.

This Report, “serves as a vector for the evolution of military space strategy into the 21st Century,” when “space power will . . . evolve into a separate and equal medium of warfare.” The Report also speaks of “dominating the space dimension of military operations to protect US interests and investment. [estimated at $500 billion by 2010]. . . integrating space forces into war fighting capabilities across the full spectrum of conflict.”

The 2001 Rumsfeld “Space Commission Report” urges the President to “have the option to deploy weapons in space” and recommends that the US work to shape the international political and legal environments to keep open the option of deploying weapons in space. Corporation representatives participated in this commission and 75 commercial entities assisted with the development of the US Space Command’s Long Range Plan.

A Senate Armed Forces Committee member stated that space weaponization is “a mistake of historic proportions” that would trigger an arms race in space.

In 2000, 163 nations supported the UN resolution, “Prevention of An Arms Race in Outer Space,” which reaffirmed The 1967 Outer Space Treaty, specifically its provision reserving space “for peaceful purposes.”

Resolved: Shareholders request the Board of Directors to provide a comprehensive report describing the various aspects of our Company’s involvement in space-based weaponization. The report would be made available to shareholders on request by October 2003 (withholding proprietary information and prepared at reasonable cost).

SUPPORTING STATEMENT

The proponents of this resolution believe that outer space is the coming heritage of all and should be used for peaceful purposes and the well-being of all peoples and the cosmos. We believe that present space-based research and project development will lead to the weaponization of space and further contribute to the insecurity of governments worldwide. We believe that shareholders deserve company transparency about and accountability for involvement in research, development and promotion of weapons in space. This report could include the following:

•	Current value of outstanding contracts to develop components of the Space command’s programs;

•	Amount of the company’s own money (versus government funding) spent on in-house research and development for the Space Command program;

•	The ethical and financial reasons for being involved in the Space Command program.

We urge shareholder support of this resolution.

MANAGEMENT’S POSITION

Northrop Grumman’s long held strategic plans call for the development of products and services that address markets of particular importance and priority to our nation’s defense. Space-based products and services are an area of vital interest and opportunity for the Company, as the U.S. Government has established National Missile Defense as a strategic priority. The U.S. Government relies on Northrop Grumman, as a developer and provider of products and services essential to national defense, to continue to develop the technologies necessary to secure the nation’s defense in the future.

The Company believes that it is in the best interests of its shareholders and the nation to support our government’s efforts to develop space-based defense systems, and the Company will continue to devote resources to these activities. It is also the Company’s policy to keep its shareholders informed of material developments and activities undertaken by Northrop Grumman. We believe that our activities in this area are well described and documented under our current reporting practices guidelines.

We do not believe that the Company should be required to provide the additional special report requested in this resolution.

Vote Required

Approval of the proposal requires an affirmative vote of a majority of the votes cast on the proposal. Because the proposal is only a recommendation, its approval would not effectuate the change it references.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL NUMBER FIVE.

PROPOSAL SIX: STOCKHOLDER PROPOSAL

Messrs. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, owner of 50 shares of the Common Stock of the Company and Jerome McLaughlin, 31316 Floweridge Drive, Rancho Palos Verdes, CA 90275, owner of              shares of the Common Stock of the Company, the proponents of a set of stockholder proposals, have stated that the proponents intend to present proposals at the Annual Meeting. The proposals and supporting statements, for which the Board of Directors accepts no responsibility, is set forth below.

6—Open Up Our Poison Pill to Shareholder Vote

This topic won an overall 60%-yes vote at 50 companies in 2002

Shareholders recommend that our Board of Directors redeem our poison pill and not adopt or extend any poison pill unless such adoption or extension is submitted to a shareholder vote.

This topic won an average 60%-yes vote at 50 companies in 2002 according to the Investor Responsibility Research Center tabulation on AverageVoting Result December 2002.

John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, Calif. 90278 and Jerome McLaughlin submit this proposal.

Harvard Report

A 2001 Harvard Business School report found that good corporate governance (which took into account whether a company had a poison pill) was positively related to company value. This report reviewed the relationship between the corporate governance index for 1,500 companies and company performance from 1990 to 1999. The Harvard Business School report is titled “Corporate Governance and Equity Prices,” July 2001.

Certain governance experts believe that a company with good governance will perform better over time, leading to a higher stock price. Others see good governance as a means of reducing risk, as they believe it decreases the likelihood of bad things happening to a company. These experts include the investors cited in “Investors Will Pay for Good Governance,” Directors & Boards, Fall 2001.

Since the 1980s Fidelity, a mutual fund giant with $800 billion invested, has withheld votes for directors at companies that have approved poison pills, Wall Street Journal, June 12, 2002.

Our 52% and 64% Yes-Votes

This proposal topic won 52% and 64% of our yes-no votes cast at two of our annual meetings since 1999. Source: IRRC Corporate Governance Bulletin, May-July 2001 and IRRC Annual Meeting Report, Northrop Grumman April 2001.

Challenges Faced by our Company

Shareholders believe that the challenges faced by our company in 2002, including reduced operational and pension earnings, demonstrate a need for:

Our new management, with the retirement of Kent Kresa, to not be sheltered in their jobs by a poison pill which could prevent the emergence of a more capable management team if such a need emerges.

Council of Institutional Investors Recommendation

The Council of Institutional Investors www.cii.org, an organization of 120 pension funds investing $1.5 trillion, called for shareholder approval of poison pills. The Council of Institutional Investors’

recommendation is validated in Council Policies, Corporate Governance Policies, General Principles, Shareholder Voting Right Item 5.6, approved March 25, 2002. In recent years, various companies have redeemed existing poison pills. This includes Columbia/HCA, McDermott International and Airborne, Inc. Source: The Motley Fool, June 13, 1997 for Columbia/HCA, Labors Money, Fall 2001 for McDermott International and Airborne, Inc. Feb. 15, 2002 news release for Airborne, Inc. I believe that our company should follow suit.

Open Up Our Poison Pill to Shareholder Vote

This topic won an overall 60%-yes vote at 50 companies in 2002

Yes on 6

MANAGEMENT’S POSITION

The Board believes that the Company’s shareholder rights plan is in the best interests of the stockholders and recommends that you vote against this proposal.

Northrop Grumman is one of more than 2,000 public companies or nearly 60% of the S&P companies that have a rights plan in place. Our shareholder rights plan (the “Rights Plan”) was adopted by the Board as a means of preserving and maximizing value for the Company’s shareholders, by encouraging potential acquirers to negotiate directly with the Board and thus strengthening the Board’s bargaining position. Our Rights Plan provides the Board adequate flexibility to negotiate the highest possible bid from a potential acquirer. The Rights Plan enables the Board to evaluate any potential offer and to develop potential alternatives to maximize stockholder value.

The Rights Plan also is intended to protect shareholders against partial and two-tiered tender offers and creeping stock accumulation programs, tactics that do not treat all shareholders fairly and equally. Contrary to the proponent’s assertions, the Rights Plan is not intended to prevent, nor does it prevent, bidders from making offers to acquire the Company at a price and on terms which would be in the best interests of all shareholders. Any decision to redeem the Rights Plan should be made only in the context of a specific acquisition proposal.

In 1997 Georgeson & Company Inc.’s Research Group analyzed data from 1992 through 1996 to determine the impact rights plans had on shareholder value. The Georgeson’s research found that premiums paid to acquire target companies with rights plans were on average eight percentage points higher than premiums paid for target companies without rights plans. The Georgeson research estimates that stockholder rights plans contributed an additional $13 billion in shareholder value during the 1992-1996 period, and that the stockholders of acquired companies without rights plans gave up $14.5 billion in potential premiums. The economic benefit of shareholder rights plans prompted 361 companies to adopt or renew rights plan in 1999.

The Company has an independent, highly experienced Board of Directors. As such, the Board is uniquely and best qualified to act in the best interests of the Company’s shareholders.

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. However, because the proposal is a recommendation, its approval would not effectuate the changes contemplated by the proposal. Redemption of the existing Rights would require Board approval, and implementation of a stockholder approval requirement for future stockholder rights plans would require either Board approval or a shareholder amendment of the Company’s Certificate of Incorporation, which requires approval by holders of at least 80% of the outstanding stock of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL NUMBER SIX.

MISCELLANEOUS

Voting on Other Matters

Management is not aware of any other business to be transacted at the Annual Meeting other than proposals of stockholders that have been omitted from this proxy statement in accordance with rules of the Securities and Exchange Commission which may be sought to be presented. Northrop Grumman’s Bylaws outline procedures, including minimum notice provisions, for stockholder nomination of directors and submission of other stockholder business to be transacted before the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to Corporate Secretary, Northrop Grumman Corporation, 1840 Century Park East, Los Angeles, California 90067. If any such stockholder proposals or other business to be transacted properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.

Proposal of Stockholders

Any stockholder who intends to present a proposal at the annual meeting in the year 2004 must deliver the proposal to the Corporate Secretary at 1840 Century Park East, Los Angeles, California 90067:

•	Not later than December 6, 2003, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934

•	Not earlier than January 19, 2004 and not later than February 18, 2004, if the proposal is submitted pursuant to the Company’s Bylaws, in which case we are not required to include the proposal in our proxy materials.

A copy of the Company’s Bylaws is available on request to Corporate Secretary, Northrop Grumman Corporation, 1840 Century Park East, Los Angeles, California 90067.

Cost of Soliciting Proxies

The cost of soliciting proxies in the accompanying form will be paid by the Company. In addition to solicitation by mail, arrangements will, where appropriate, be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. The Company will, upon request, reimburse them for reasonable expenses incurred. The Company has retained D.F. King & Co, Inc. of New York at an estimated fee of $11,000 plus reasonable disbursements. Officers, directors and regular employees of the Company may request the return of proxies personally, by means of materials prepared for stockholders and employee-stockholders or by telephone or telegram to the extent deemed appropriate by the Board of Directors. No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received; therefore, stockholders are urged to return their proxies without delay.

John H. Mullan

Corporate Vice President and Secretary

April 4, 2003

NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K EFFECTIVE MARCH 24, 2003 STOCKHOLDERS OF RECORD ON MARCH 25, 2003 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE FROM THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 1840 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067.

EXHIBIT A

[As Amended February 19, 2003]

NORTHROP GRUMMAN CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee of the Board of Directors of Northrop Grumman Corporation (the “Company”) is organized and established by and among this Board of Directors for the purpose of assisting Board oversight of the accounting and financial reporting processes of the Company, the audits and integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements related to financial statements and reporting; the Independent Auditor’s qualifications and independence; the performance of the Company’s internal audit function and performance of the Independent Auditors; the Company’s internal control structure; and any other matters relating to the Company’s accounting and financial reporting processes.

Organization

The Audit Committee shall consist of at least three directors as determined by the Board of Directors, each of whom shall be a non-employee Director of the Company, each of whom shall be independent in accordance with the criteria set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 as in effect from time to time (including the requirement that director’s fees are the only compensation an Audit Committee member may receive from the Company), and at least one of whom shall be a “financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the rules issued by the Securities and Exchange Commission (“SEC”) pursuant thereto.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall conduct its meetings with the Vice President of Internal Audit and the Independent Auditors and such other members of management as determined by the Chairman of the Committee. The agenda for each regularly scheduled meeting of the Audit Committee shall provide for the opportunity at the discretion of the Audit Committee for separate sessions, on such terms and conditions as it may elect, severally, with Company management, the Company’s Vice President of Internal Audit and his staff, and the Independent Auditor, and for an Executive Session.

A majority of the members of the Audit Committee shall constitute a quorum for any meeting. Any action of a majority of the members of the Audit Committee present at any meeting at which a quorum is present shall be an action of the Audit Committee.

Duties and Responsibilities

The responsibilities of the Audit Committee are to:

1.	Review this Charter periodically, at least annually, as conditions dictate and recommend to the Board of Directors any necessary or appropriate amendments;

2.	Review and advise on the selection and removal of the Vice President of Internal Audit. Additionally, the Audit Committee will review and recommend changes to the Internal Audit Charter;

3.

Appoint, discharge, compensate and oversee the work of the Company’s independent audit firm, which, upon the constitution and effectiveness of the Public Company Accounting Oversight Board, shall be a registered public accounting firm as defined by the Sarbanes-Oxley Act of 2002 (the “Independent Auditor”), based upon the Committee’s judgment of the independence of the auditors (taking into account

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the standards and rules established by the Public Company Accounting Oversight Board, and fees charged both for preapproved audit and preapproved non-prohibited non-audit services) and the quality of its audit work. The Audit Committee shall be responsible for the resolution of disagreements between management and the Independent Auditor regarding financial reporting. If the Independent Auditor is dismissed by the Audit Committee, the Audit Committee shall appoint a new Independent Auditor. The Audit Committee in its capacity as a committee of the Board of Directors shall determine the appropriate funding for payment of compensation to the Independent Auditor employed for the purpose of issuing an audit report and to any advisers employed by the Audit Committee.

4.	Review and preapprove each service, considered to be auditing services and non-prohibited non-audit services to be provided by the Independent Auditor. The Audit Committee may delegate to one or more of its members the authority to grant preapprovals required and as contemplated by Section 10A(i) of the Securities Exchange Act of 1934, with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting.

5.	Review with the Independent Auditor and the internal auditors the scope and plan of their respective audits and the degree of coordination of those plans.

6.	Meet with the Independent Auditor, who shall report directly to the Audit Committee, to review, among other things, timely reports of all critical accounting policies to be used by the Company, all alternative accounting treatments discussed with management, the ramifications of such treatments and the Independent Auditor’s preferred treatment, and all written communications with management, including management letters and any schedule of unadjusted differences, as well as the results of the audit or review and any certification, opinion or report, which the Independent Auditor proposes to render in connection with the Company’s financial statements. The review should cover key issues that the Independent Auditor considered during its work, leading to its expression of an opinion or report on the financial statements of the Company and any problems or difficulties related to the audit or review and management’s response.

7.	Meet with the Vice President of Internal Audit and with management at least once a quarter to review their respective comments concerning the adequacy of the Company’s system of internal controls and such other matters as the Audit Committee may deem appropriate.

8.	Obtain and review, at least annually, a report by the Independent Auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the Independent Auditor and the Company.

9.	Review, and discuss with management and the Independent Auditor, the Company’s audited annual financial statements to be filed with the SEC on SEC Form 10-K and quarterly financial statements on Form 10-Q, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Audit Committee shall receive the disclosures by the Company’s principal executive officer and principal financial officer regarding the certifications required in each annual or quarterly report filed with the SEC in accordance with the rules regarding such certifications as adopted by the SEC. The Audit Committee shall discuss earnings press releases and the included financial information.

10.	Direct the Independent Auditor and the internal audit staff to inquire into and report to it with respect to any of the Company’s contracts, transactions or procedures, or the conduct of the Corporate Office, or any other unit, or any other matter having to do with the Company’s business and affairs. The Audit Committee may initiate special investigations, and has the authority to engage independent counsel, accounting and other advisers as it determines necessary to carry out its responsibilities under this Charter.

11.	Establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

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12.	Set clear company hiring policies for employees or former employees of the Independent Auditors.

13.	Conduct an annual performance evaluation.

14.	Discuss guidelines and policies with respect to risk assessment and risk management.

15.	Prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Additional Powers

In addition to the powers necessary to carry out the foregoing responsibilities, the Audit Committee may in its discretion request and receive reports from the Chairs of other Committees of the Board regarding matters under the cognizance of such Committees that the Audit Committee determines are appropriate to the fulfillment of its functions under this Charter. The Audit Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors. The Audit Committee shall report regularly to the Board of Directors and review with the Board of Directors any issues that may arise with respect to the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements related to financial statements and reporting, the performance and independence of the Independent Auditors or the performance of the internal audit function.

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EXHIBIT B

NORTHROP GRUMMAN 2001 LONG-TERM INCENTIVE STOCK PLAN

1.    Purpose

The purpose of the Northrop Grumman 2001 Long-Term Incentive Stock Plan (the “Plan”) is to promote the long-term success of Northrop Grumman Corporation (the “Company”) and to increase stockholder value by providing its officers and selected employees with incentives to create excellent performance and to continue service with the Company, its subsidiaries and affiliates. Both by encouraging such officers and employees to become owners of the common stock of the Company and by providing actual ownership through Plan awards, it is intended that Plan participants will view the Company from an ownership perspective.

2.    Term

The Plan shall become effective upon the approval by the stockholders of the Company (the “Effective Time”). Unless previously terminated by the Company’s Board of Directors (the “Board”), the Plan shall terminate at the close of business on the day before the tenth anniversary of the Board’s approval of the Plan. After termination of the Plan, no future awards may be granted but previously granted awards (and the Committee’s (as such term is defined in Section 3) authority with respect thereto) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

3.    Plan Administration

(a)  The Plan shall be administered by the Compensation and Management Development Committee (or its successor) of the Board. Subject to the following provisions of this Section 3(a), the Compensation and Management Development Committee (or its successor) may delegate different levels of authority to make grants under the Plan to different committees, provided that each such committee consists of one or more members of the Board. With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Plan shall be administered by a committee consisting of two or more outside directors (as this requirement is applied under Section 162(m) of the Code). Transactions in or involving awards intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be duly and timely authorized by the Board or a committee of non-employee directors (as this term is used in or under Rule 16b-3). (The appropriate acting body, be it the Compensation and Management Development Committee or another duly authorized committee of directors, is referred to as “Committee”.)

(b)  The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be executed in the best interests of the Company and in keeping with the objectives of the Plan. This power includes, but is not limited to, selecting award recipients, establishing all award terms and conditions and adopting modifications, amendments and procedures, including subplans and the like as may be necessary to comply with provisions of the laws and applicable regulatory rulings of countries in which the Company (or its subsidiaries or affiliates, as applicable) operates in order to assure the viability of awards granted under the Plan and to enable participants employed in such countries to receive advantages and benefits under the Plan and such laws and rulings. In no event other than as contemplated by Section 6, however, shall the Committee or its designee have the right to cancel or amend outstanding stock options or stock appreciation rights or regranting such awards with a purchase price or base price, as applicable, that is less than the purchase or base price of the original award.

(c)  In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely on the advice of experts, including employees of and professional advisors to the Company. Any action taken by, or inaction of, the Committee relating to or pursuant to the Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding on all persons.

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4.    Eligibility

Any key employee of the Company shall be eligible to receive one or more awards under the Plan. “Key Employee” shall also include any former key employee of the Company eligible to receive an assumed or replacement award as contemplated in Sections 5 and 8. For purposes of this Section 4, “Company” includes any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

5.    Shares of Common Stock Subject to the Plan and Grant Limits

(a)  Subject to Section 6 of the Plan, the aggregate number of additional shares of common stock of the Company (“Common Stock”) which may be issued or transferred pursuant to awards under the Plan shall not exceed the sum of: (i) [            ] shares; plus (ii) any shares of Common Stock which are available or become available for issuance under the Company’s 1993 Long-Term Incentive Stock Plan (the “Prior Plan”) and which are not thereafter issued; plus (iii) any shares of Common Stock which the Company repurchases with proceeds received from option exercises. For purposes of the Plan, (x) any shares of Common Stock which are forfeited back to the Company under the Plan or the Prior Plan (including, without limitation, any shares reserved but not actually issued with respect to restricted performance stock rights granted under the Prior Plan), and (y) any shares which have been exchanged by a participant as full or partial payment to the Company in connection with any award under the Plan or the Prior Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to an award under the Plan or the Prior Plan, shall be available for issuance under the Plan in subsequent periods.

(b)  In no event, however, shall more than [3,000,000] shares of Common Stock available for issuance pursuant to the Plan be issued pursuant to stock awards granted under Section 8(c) of the Plan. The maximum number of shares of Common Stock that may be delivered pursuant to stock options qualified as incentive stock options under Section 422 of the Code (“ISOs”) is [4,000,000] shares.

(c)  In instances where a stock appreciation rights (“SAR”) or other award is settled in cash or a form other than shares, the shares that would have been issued had there been no cash or other settlement shall not be counted against the shares available for issuance under the Plan. If an SAR or other award that was granted under the Prior Plan and outstanding at the Effective Time is settled in cash or a form other than shares, the shares that would have been issued had there been no cash or other settlement shall, notwithstanding anything to the contrary in the Prior Plan, not be counted against the shares available for issuance under the Prior Plan for purposes of determining the shares available for issuance under the Plan. The payment of cash dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance under the Plan. Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the shares available for issuance under the Plan.

(d)  Any shares issued under the Plan may consist in whole or in part of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares in settlements of awards under the Plan.

(e)  In no event shall the total number of shares of Common Stock that may be awarded to any eligible participant during any three year period pursuant to stock option grants and SAR grants hereunder exceed [900,000] shares. In no event shall “Performance-Based Awards” under Section 8(c)(ii) (other than stock options or SARs, and without giving effect to any related dividend equivalents) that are granted to any eligible participant during any three consecutive years relate to or provide for payment of more than [300,000] shares of Common Stock.

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(f)  Adjustments to the Plan’s aggregate share limit pursuant to clause (ii), (iii), (x) and/or (y) of Section 5(a), as well as the provision of Section 5(c), are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder. The limits set forth in Sections 5(b) and 5(e) shall apply with respect to all Plan awards regardless of whether the underlying shares are attributable to the fixed number of shares made available for Plan award purposes or shares available but not issued under the Prior Plan.

6.    Adjustments and Reorganizations

(a)  In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting shares or share price, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan; (ii) the grant limits established under the Plan; (iii) each outstanding award made under the Plan (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the exercise price per share for any outstanding stock options, SARs or similar awards under the Plan. Any adjustment affecting an award intended as performance-based compensation under Section 162(m) of the Code shall be made consistent with the requirements of Section 162(m).

(b)  Notwithstanding anything to the contrary in Section 6(a), the provisions of this Section 6(b) shall apply to an outstanding Plan award if a Change in Control (as defined in Section 6(e)) occurs. If the Company undergoes a Change in Control triggered by clause (iii) of the definition thereof and the Company is not the surviving entity and the successor to the Company (if any) (or a parent thereof) does not agree in writing prior to the occurrence of the Change in Control to continue and assume the award following the Change in Control, or if for any other reason the award would not continue after the Change in Control, then upon the Change in Control: (i) if the award is a stock option, it shall vest fully and completely, any and all restrictions on exercisability or otherwise shall lapse, and it shall be fully exercisable; (ii) if the award is an SAR, it shall vest fully and completely, any and all restrictions on such SAR shall lapse, and such SAR shall be converted completely into cash at a price per share-unit equal to the higher of (x) the highest price paid for a share of Common Stock, as reported in the New York Stock Exchange Composite Transactions, during the 120 days prior to and including the date of the Change in Control, and (y) the highest price paid (on a national stock exchange or as quoted in the NASDAQ National Market Issues) for a share of stock of the corporation or other entity with which or into which the Company is merged, or if such corporation or other entity is not publicly traded, then the highest price paid on an exchange or as quoted in the NADSAQ National Market Issues for a share of stock of a publicly traded corporation or other entity that owns 50% or more (directly or indirectly) of such corporation or other entity on the date of the Change in Control (subject to adjustment pursuant to Section 6(a)); and (iii) if such award is an award or grant under Section 8(c) of the Plan, it shall immediately vest fully and completely, and all restrictions shall lapse, provided, however, that if the award is performance-based, the earnout or payout of the award, as applicable, shall be computed based on the performance terms of the award and based on actual performance achieved to the date of the Change in Control. No acceleration of vesting, exercisability and/or payment of an outstanding Plan award shall occur in connection with a Change in Control if either (i) the Company is the surviving entity, or (ii) the successor to the Company (if any) (or a parent thereof) agrees in writing prior to the Change in Control to assume the award; provided, however, that individual awards may provide for acceleration under these circumstances as contemplated by Section 6(c) below. Notwithstanding the foregoing provisions of this Section 6(b), no acceleration of vesting, exercisability and/or payment of an outstanding Plan award shall occur in connection with a Change in Control event that would, but for such acceleration, be accounted for under generally accepted accounting principles in effect on the date of such Change in Control as a pooling of interests transaction to the extent that such acceleration would render pooling accounting unavailable with respect to the transaction. If a stock option or other award is fully vested or becomes fully vested as provided in this paragraph (or would have become fully vested but for the pooling provision set forth in the preceding sentence) but is not exercised or paid prior to a Change in Control triggered by clause

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(iii)  of the definition thereof and the Company is not the surviving entity and the successor to the Company (if any) (or a parent thereof) does not agree in writing prior to the occurrence of the Change in Control to continue and assume the award following the Changes in Control, or if for any other reason the award would not continue after the Change in Control, then the Committee may provide for the settlement in cash of the award (such settlement to be calculated as though the award was paid or exercised simultaneously with the Change in Control and based upon the then Fair Market Value of a share of Common Stock and subject, in the case of an SAR or performance-based award, to the Change in Control payment provisions set forth above). An option or other award so settled by the Committee shall automatically terminate. If, in such circumstances, the Committee does not provide for the cash settlement of an option or other award, then upon the Change in Control such option or award shall terminate, subject to any provision that has been made by the Committee through a plan of reorganization or otherwise for the survival, substitution or exchange of such option or right; provided that the option or award holder shall be given reasonable notice of such intended termination and, subject to the pooling provision set forth above, an opportunity to exercise the option or award (to the extent an award other than an option must be exercised in order for the participant to realize the intended benefits) prior to or upon the Change in Control.

(c)  Notwithstanding the provisions of Section 6(b), awards issued under the Plan may contain specific provisions regarding the consequences of a Change in Control and, if contained in an award, those provisions shall be controlling in the event of any inconsistency. (For example, and without limitation, an award may provide that (i) acceleration of vesting will occur automatically upon a Change in Control, or (ii) acceleration will occur in connection with a Change in Control if the participant is terminated by the Company without cause or the participant terminates employment for good reason.) The occurrence of a particular Change in Control under the Plan shall have no affect on any award granted under the Plan after the date of that Change in Control.

(d)  The Committee may make adjustments pursuant of Section 6(a) and/or deem and acceleration of vesting of awards pursuant to Section 6(b) to occur sufficiently prior to an event if necessary or deemed appropriate to permit the participant to realize the benefits intended to be conveyed with respect to the shares underlying the award; provided, however, that, the Committee may reinstate the original terms of an award if the related event does not actually occur.

(e)  A “Change in Control” of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(i)  Any Person (other than those Persons in control of the Company as of the Effective Time, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities, and for purposes of this subsection (i) “Person” or “group” shall not include underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from the Company with a view towards distribution.

(ii)  On any day after the Effective Time (the “Measurement Date”) Continuing Directors cease for any reason to constitute a majority of the Board. A director is a “Continuing Director” if he or she either:

(1)  was a member of the Board on the applicable Initial Date (an “Initial Director”); or

(2)  was elected to the Board, or was nominated for election by the Company’s stockholders, by a vote of at least two-thirds ( 2/3) of the Initial Directors then in office.

A member of the Board who was not a director on the applicable Initial Date shall be deemed to be an Initial Director for purposes of clause (2) above if his or her election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds ( 2/3) of the Initial Directors (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office. “Initial Date” means the later of (1) the Effective Time or (2) the date that is two (2) years before the Measurement Date.

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(iii)  The Company is liquidated; all or substantially all of the Company’s assets are sold in one or a series of related transactions; or the Company is merged, consolidated, or reorganized with or involving any other corporation, other than a merger, consolidation, or reorganization that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization. Notwithstanding the foregoing, an event described in this clause (iii) that occurred prior to the Effective Time shall not constitute a Change in Control.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

7.    Fair Market Value

“Fair Market Value” for all purposes under the Plan shall mean the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange (the “Exchange”) for the date in question. If no sales of Common Stock were made on the Exchange on that date, the closing price of a share of Common Stock as reported on said composite tape for the preceding day on which sales of Common Stock were made on the Exchange shall be substituted.

8.    Awards

The Committee shall determine the type or types of award(s) to be made to each participant. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity. The types of awards that may be granted under the Plan are:

(a)  Stock Options—A grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Committee. The purchase price per share for each option shall be not less than 100% of Fair Market Value on the date of the grant, except that, in the case of a stock option granted retroactively in tandem with or as a substitution for another award, the exercise or designated price may be no lower than the Fair Marked Value of a share on the date such other award was granted. A stock option may be in the form of an ISO which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. If an ISO is granted, the aggregate Fair Market Value (determined on the date the option is granted) of Common Stock subject to an ISO granted to a participant by the Committee which first becomes exercisable in any calendar year shall not exceed $100,000.00 (otherwise, the intended ISO, to the extent of such excess, shall be rendered a nonqualified stock option). ISOs may only be granted to key employees of the Company or a subsidiary. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of the exercise in cash or such other method permitted by the Committee, including (i) tendering (either actually or by attestation) Common Stock; (ii) surrendering a stock award valued at Fair Market Value on the date of surrender; (iii) authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a stock option and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise; or (iv) any combination of the above. The Committee may grant stock options that provide for the award of a new option when the exercise price of the option and/or tax withholding obligations related to the exercise of the option have been paid by tendering shares of Common Stock to the Company or by the Company’s reduction of the number of shares otherwise deliverable to the optionee. Any new option grant contemplated by the preceding sentence (the re-load grant) would cover the number of shares tendered by the optionee or withheld by the Company with

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the option purchase price set at the then current Fair Market Value and would never extend beyond the remaining term of the originally exercised option.

(b)  SARs—A right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable award agreement, except that, in the case of a SAR granted retroactively in tandem with or as a substitution for another award, the exercise or designated price may be no lower than the Fair Market Value of a share on the date such other award was granted. The maximum term of an SAR shall be ten (10) years.

(c)  Other Awards—Other awards, granted or denominated in Common Stock or units of Common Stock, may be granted under the Plan. Awards not granted or denominated in Common Stock or units of Common Stock (cash awards) also may be granted consistent with clause (ii) below.

(i)  All or part of any stock award may be subject to conditions and restrictions established by the Committee, and set forth in the award agreement, which may include, but are not limited to, continuous service with the Company (or a subsidiary or affiliate), achievement of specific business objectives, and other measurements of individual, business unit or Company performance. Unless the Committee otherwise provides, awards under this Section 8(c) to employees of the Company or a subsidiary that are either granted or become vested, exercisable or payable based on attainment of one or more of the performance goals related to the business criteria identified below, shall be deemed to be intended as Performance-Based Awards under Section 8(c)(ii).

(ii)  Without limiting the generality of the foregoing, and in addition to stock options and SAR grants, other performance-based awards within the meaning of Section 162(m) of the Code (“Performance-Based Awards”), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the absolute or relative performance of the Company on a consolidated, segment, subsidiary, division, or plant basis with reference to revenue growth, net earnings (either before or after interest, taxes, depreciation, amortization and/or Net Pension Income (as defined below)), cash flow, return on equity or on assets or on net investment, cost containment or reduction, stock price appreciation, total stockholder return, or EVA (as defined below) relative to preestablished performance goals, may be granted under the Plan. The applicable business criteria and the specific performance goals for Performance-Based Awards must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance period may range from one to ten years. Performance targets shall, to the extent determined by the Committee to be equitable and appropriate, be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting charges or other extraordinary events not foreseen at the time the targets were set. In no even shall share-based Performance-Based Awards granted to any eligible person under this Plan exceed the limit set forth in Section 5(e). In no event shall grants to any eligible person under this Plan of Performance-Based Awards payable only in cash in any calendar year and not related to shares provide for payment of more than $3,000,000. Except as otherwise permitted under Section 162(m) of the Code, before any Performance-Based Award is paid, the Committee must certify that the performance goal and any other material terms of the performance-Based Award were in fact satisfied. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with the terms of the Plan and Section 162(m) of the Code, on the payment of individual Performance-Based Awards. The Committee may reserve by express provision in any award agreement the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee’s discretion), as the Committee may impose. Performance-Based Awards may be granted only to key employees of the Company or a subsidiary. “EVA” means operating profit after tax (which means net earnings after tax but before tax adjusted interest income and expense and goodwill amortization), less a charge for the use of capital (which is based on average total capital and the weighted cost of capital). “Net Pension Income” means any positive difference between income from employee pension plan investments less the cost of employee pension benefits for the relevant period of time.

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9.    Dividends and Dividend Equivalents

The Committee may provide that any awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares or share equivalents.

10.    Deferrals and Settlements

Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee may also require or permit participants to elect to defer the issuance of shares of the settlement of awards in cash under rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment of crediting of dividend equivalents where the deferral amounts are denominated in shares.

11.    Transferability and Exercisability

Unless otherwise expressly provided in (or pursuant to) this Section 11, by applicable law or by the award agreement, (i) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) awards shall be exercised only by the holder; and (iii) amounts payable or shares issuable pursuant to an award shall be delivered only to (or for the account of) the holder. The foregoing exercise and transfer restrictions shall not apply to: (a) transfers to the Company; (b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; (c) transfers pursuant to a qualified domestic relations order (as defined in the Code) (in the case of ISOs, to the extent such transfers are permitted by the Code); (d) if the participant has suffered a disability, permitted transfers to or exercises on behalf of the holder by his or her legal representative; or (e) the authorization by the Committee of “cashless exercise” procedures. The Committee by express provision in the award or an amendment thereto may permit an award (other than an ISO) to be transferred to, exercised by and paid to certain persons or entities related to the participant, including but not limited to members of the participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the participant’s termination of employment with the Company (or a subsidiary or affiliate) to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

12.    Award Agreements

Awards under the Plan shall be evidenced by agreements that set forth the terms, conditions and limitations for each award which may include the term of an award, the provisions applicable in the event the participant’s employment terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any award; provided, however, that such authority shall not extend to the reduction of the exercise price of a previously granted option, except as provided in Section 6 hereof. The Committee need not require the execution of any such agreement, in which case acceptance of the award by the respective participant shall constitute agreement to the terms of the award.

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13.    Plan Amendment

The plan may only be amended by a disinterested majority of the Board of Directors as if deems necessary or appropriate to better achieve the purpose of the Plan, except that no such amendment shall be made without the approval of the Company’s stockholders which would increase the number of shares available for issuance under the Plan (except for increases or adjustments expressly contemplated by Sections 5 and 6).

14.    Tax Withholding

The Company shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of shares, a sufficient amount to cover withholding (at the flat percentage rates applicable to supplemental wages) of any Federal, state or local taxes required by law or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit shares to be used to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the settlement date of the applicable award.

15.    Other Company Benefit and Compensation Programs

Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant’s regular, recurring compensation for purposes of calculating payments or benefits from any benefit plan or severance program of the Company (or a subsidiary or affiliate), or any severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

16.    Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

17.    Future Rights

No person shall have any claim or rights to be granted an award under the Plan, and no participant shall have any rights under the Plan to be retained in the employ of the Company (or any subsidiary or affiliate).

18.    Governing Law; Severability; Legal Compliance

The validity, construction and effect of the Plan, any award agreements or other documents setting forth the terms of an award, and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of California and applicable Federal law. If any provision of the Plan, any award agreement, or any other document setting forth the terms of an award shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan or such other document shall continue in effect.

The Plan, the granting and vesting of awards under the Plan and the issuance and delivery of Common Stock and/or the payment of money under the Plan or under awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities and banking laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

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19.    Successors and Assigns

The Plan shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant’s creditors.

20.    Rights as a Stockholder

Except as otherwise provided in the award agreement, a participant shall have no rights as a stockholder until he or she becomes the holder of record of shares of Common Stock.

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EXHIBIT C

RESTATED CERTIFICATE OF INCORPORATION

OF

NORTHROP GRUMMAN CORPORATION

FIRST:    The name of the corporation is Northrop Grumman Corporation (the “Corporation”).

SECOND:    The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the Corporation’s registered agent in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801.

THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

FOURTH:    1.    The total number of shares of stock which the Corporation shall have authority to issue is Eight Hundred Ten Million (810,000,000), consisting of Eight Hundred Million (800,000,000) shares of Common Stock, par value One Dollar ($1.00) per share (the “Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, par value One Dollar ($1.00) per share (the “Preferred Stock”).

2.    Shares of Preferred Stock may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by resolution of the Board of Directors of the Corporation (the “Board of Directors”) prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution providing for the issuance of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any class or series subsequent to the issuance of shares of that class or series.

Pursuant to the authority conferred by this Article Fourth, the following series of Preferred Stock has been designated, such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in the exhibit with respect to such series attached hereto as specified below and incorporated herein by reference:

Exhibit 1: Series B Convertible Preferred Stock

FIFTH:    In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation (the “Bylaws”).

SIXTH:    Notwithstanding Article Fifth hereof, the Bylaws may be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than 66 2/3 [presently at 80%] of the voting power of all outstanding shares of Voting Stock (as defined in paragraph (f) of Section 3 of Article Fourteenth hereof), regardless of class and voting together as a single voting class and, where such action is proposed by an Interested Stockholder (as defined in paragraph (d) of Section 3 of Article Fourteenth hereof, or by any Affiliate or Associate (each as defined in paragraph (g) of Section 3 of

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Article Fourteenth hereof) of an Interested Stockholder, including the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class, other than shares held by the Interested Stockholder which proposed (or the Affiliate or Associate of which proposed) such action, or any Affiliate or Associate of such Interested Stockholder, provided, however, that where such action is approved by a majority of the Continuing Directors (as defined in paragraph (a) of Section 3 of Article Fourteenth hereof), the affirmative vote of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class shall be required for approval of such action.

SEVENTH:    The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or amendment thereto.

EIGHTH:    The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in the quotient obtained by dividing the authorized number of directors by three. If a fraction is also contained in such quotient, then additional directors shall be apportioned as follows: if such fraction is one-third, the additional director shall be a member of Class I; and if such fraction is two-thirds, one of the additional directors shall be a member of Class I and the other shall be a member of Class II. Each director shall serve for a term ending on the date of the third Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) following the Annual Meeting at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending on the date of the first Annual Meeting next following the end of the calendar year 1985, the directors first elected to Class II shall serve for a term ending on the date of the second Annual Meeting next following the end of the calendar year 1985 and the directors first elected to Class III shall serve for a term ending on the date of the third Annual Meeting next following the end of the calendar year 1985.

Notwithstanding the foregoing provisions of this Article Eighth: each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such class or series.

NINTH:    Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

TENTH:    Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office only for cause and only by the affirmative vote of the holders of not less than 66 2/3 [presently at 80%] of the voting power of all outstanding shares of Voting Stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class; provided, however, that where such removal is approved by a

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majority of the Continuing Directors, the affirmative vote of a majority of the voting power of all outstanding shares of Voting Stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class, shall be required for approval of such removal.

ELEVENTH:    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation, unless such action requiring or permitting shareholder approval is approved by a majority of the Continuing Directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of Voting Stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and this Certificate have been satisfied.

TWELFTH:    Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board of Directors or by the Chairman of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

THIRTEENTH:    Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

FOURTEENTH:    1.    Subject to the provisions of Section 2 of this Article Fourteenth, in addition to any vote required by law, a Business Combination (as defined in paragraph (b) of Section 3 of this Article Fourteenth) shall be approved by the affirmative vote of the holders of not less than:

(a)  66 2/3 [presently at 80%] of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class; and

(b)  a majority of the voting power of all outstanding shares of Voting Stock, other than shares held by any Interested Stockholder which is (or the Affiliate or Associate of which is) a party to such Business Combination or by any Affiliate or Associate of such Interested Stockholder, regardless of class and voting together as a single voting class.

The affirmative votes referred to in paragraphs (a) and (b) of this Section 1 shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or proportion may be specified, by law, or in any agreement between the Corporation and any national securities exchange or any other person, or otherwise.

2.    Notwithstanding the provisions of Section 1 of this Article Fourteenth, a Business Combination may be approved if all of the conditions specified in either of the following paragraphs (a) or (b) have been satisfied:

(a)  both of the following conditions specified in clauses (i) and (ii) of this paragraph (a) have been satisfied:

(i)  there are one or more Continuing Directors and a majority of such Continuing Directors shall have approved such Business Combination; and

(ii)  such Business Combination shall have been approved by the affirmative vote of the Corporation’s stockholders required by law, if any such vote is so required: or

(b)  all of the following conditions satisfied in clauses (i) through (vii) of this paragraph (b) have been satisfied:

(i)  such Business Combination shall have been approved by the affirmative vote of holders of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class;

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(ii)  the aggregate amount of (A) the cash and (B) the Fair Market Value (as defined in paragraph (i) of Section 3 of this Article Fourteenth), as of the date of the consummation of the Business Combination (the “Consummation Date”), of consideration other than cash received or to be received, per share, by holders of shares of Common Stock in such Business Combination, shall be at least equal to the higher of the following:

(I)  (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid or agreed to be paid by the Interested Stockholder which is (or the Affiliate or Associate of which is) a party to such Business Combination for any shares of Common Stock (x) within the two-year period immediately prior to and including the date of the final public announcement of the terms of the proposed Business Combination (the “Announcement Date”), or (y) in the transaction in which it became an interested Stockholder, whichever is higher; or

(II)  the Fair Market Value per share of Common Stock (x) on the Announcement Date, or (y) on the date on which the Interested Stockholder became an Interested Stockholder (the “Determination Date”), whichever is higher;

(iii)  the aggregate amount of (A) the cash and (B) the Fair Market Value, as of the Consummation Date, of consideration other than cash received or to be received, per share, by holders of shares of any class of outstanding Voting Stock other than Common Stock in such Business Combination, shall be at least equal to the highest of the following (it being intended that the requirements of this clause (iii) shall be required to be met with respect to every class of outstanding Voting Stock other than Common Stock, whether or not such Interested Stockholder (or such Affiliate or Associate) has previously acquired any shares of a particular class of Voting Stock):

(I)  (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid or agreed to be paid by the Interested Stockholder for any shares of such class of Voting Stock (x) within the two-year period immediately prior to the Announcement Date, or (y) in the transaction in which it became an Interested Stockholder, whichever is higher;

(II)  (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or

(III)  the Fair Market Value per share of such class of Voting Stock (x) on the Announcement Date, or (y) on the Determination Date, whichever is higher;

(iv)  the consideration to be received by the holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid (or agreed to pay) for shares of such class of Voting Stock; if the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by such Interested Stockholder, and the price determined in accordance with clauses (ii) and (iii) of this paragraph (b) shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event;

(v)  after such Interested Stockholder has become an Interested Stockholder, and prior to the consummation of such Business Combination, neither such Interested Stockholder nor any of its Affiliates or Associates shall have become the beneficial owner of any additional shares of Voting Stock, except (A) as part of the action which resulted in such Interested Stockholder becoming an Interested Stockholder, or (B) upon conversion of convertible securities acquired by it prior to such Interested Stockholder becoming an Interested Stockholder, upon exercise of warrants acquired by it prior to such Interested Stockholder becoming an Interested Stockholder, or as a result of a stock split or a pro rata stock dividend;

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(vi)  after such Interested Stockholder has become an Interested Stockholder, neither such Interested Stockholder nor any of its Affiliates or Associates shall have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

(vii) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules and/or regulations) shall be mailed to stockholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act, plea and/or regulations or such subsequent provisions).

3.    For the purposes of this Certificate of Incorporation, the following definitions shall apply:

(a)  “Continuing Director” means (i) any member of the Board of Directors who (A) is not an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder and (B) was a member of the Board of Directors prior to the time that an Interested Stockholder became an Interested Stockholder, and (ii) any person who is elected or nominated to succeed a Continuing Director, or to join the Board of Directors, by a majority of the Continuing Directors.

(b)  “Business Combination” means any one or more of the following transactions referred to in clauses (i) through (vi) of this paragraph (b):

(i)  any merger or consolidation of the Corporation or any Subsidiary (as defined in paragraph (h) of this Section 3) with or into (A) any Interested Stockholder or (B) any other corporation (whether or not itself an Interested Stockholder) which immediately before is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder;

(ii)  any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Stockholder, Affiliate and/or any Associate of any Interested Stockholder of any assets of the Corporation and/or any Subsidiary, where such assets have an aggregate Fair Market Value of Twenty-Five Million Dollars ($25,000,000) or more;

(iii)  the issuance or transfer by the Corporation and/or any Subsidiary (in one transaction or a series of related transactions) of any equity securities of the Corporation and/or any Subsidiary to a person which, immediately prior to such issuance or transfer, is an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, where such equity securities have an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more;

(iv)  the adoption of any plan or proposal for the liquidation or dissolution of the Corporation;

(v)  any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder), which has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or by any Affiliate and/or Associate of any Interested Stockholder; or

(vi)  any agreement, contract or other arrangement providing for any of the transactions described in clauses (i) through (v) of this paragraph (b).

(c)  A “person” means an individual, firm, partnership, trust, corporation or other entity.

(d)  “Interested Stockholder” means any person who or which, together with its Affiliates and Associates, as of the record date for the determination of stockholders entitled to notice of, and to vote on,

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any Business Combination, the removal of a director or the adoption of any proposed amendment, alteration, rescission or repeal of any provision of this Certificate of Incorporation or any Bylaw, or immediately prior to the Consummation Date:

(i)  is the beneficial owner (as defined in paragraph (e) of this Section 3), directly or indirectly, of ten percent (10%) or more of the voting power of (A) all outstanding shares of Voting Stock or (B) all outstanding shares of the capital stock of a Subsidiary having general voting power (“Subsidiary Stock”); or

(ii)  is an assignee of or has otherwise succeeded to any share of Voting Stock or Subsidiary Stock which was, at any time within the two year period prior thereto, beneficially owned by any person who at such time was an Interested Stockholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules and/or regulations);

provided, however, that the term “Interested Stockholder” shall not include (A) the Corporation or any Subsidiary or (B) any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary, or any trustee of, or fiduciary with respect to, any such plan when acting in such capacity.

(e)  A person is the “beneficial owner” of any shares of capital stock:

(i)  which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly;

(ii)  which such person or any of its Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding; or

(iii)  which are beneficially owned, directly or indirectly, by any other person with which such first-mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation or a Subsidiary, as the case may be.

(f)  “Voting Stock” means the capital stock of the Corporation having general voting power. For the purpose of determining whether a person is an Interested Stockholder pursuant to paragraph (d) of this Section 3, the number of shares of Voting Stock or Subsidiary Stock, as the case may be, deemed to be outstanding shall include shares deemed owned by a beneficial owner through application of paragraph (e) of this Section 3, but shall not include any other shares of Voting Stock or Subsidiary Stock, as the case may be, which may be issuable to any other person pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise,

(g)  “Affiliate” and “Associate” have the respective meanings given to those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on January 1, 1985.

(h)  “Subsidiary” means any corporation of which a majority of any class of equity security (as defined in Rule 3a 11-l of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on January 1, 1985) is owned, directly or indirectly, by the Corporation.

(i)  “Fair Market Value” means (i) in the case of stock (A) the highest closing sale price during the 30-day period including and immediately preceding the date in the question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or (B) if such stock is not quoted on the Composite Tape, the highest closing sale price during such 30-day period on the New York Stock Exchange, or (C) if such stock is not listed on such Exchange, the highest closing sale price during such 30-day period

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on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or (D) if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use during such 30-day period, or (E) if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by a majority of the Continuing Directors (or if there are no Continuing Directors, then by a majority of the Board of Directors), and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors (or if there are no Continuing Directors, then by a majority of the Board of Directors).

(j)  In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash received or to be received” as used in clauses (ii) and (iii) of paragraph (b) of Section 2 of this Article Fourteenth shall include the shares of Common Stock and/or the shares of any other class of Voting Stock retained by the holder of such shares.

4.    A majority of the Continuing Directors shall have the power and duty to determine, for purposes of this Article Fourteenth, on the basis of information known to them: (a) whether a person is an Interested Stockholder, (b) the number of shares of Voting Stock or Subsidiary Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another person, (d) whether a person has an agreement, arrangement or understanding with another person as to the matters referred to in clause (vi) of paragraph (b), or clause (ii) or (iii) of paragraph (e), of Section 3 of this Article Fourteenth, (e) whether any particular assets of the Corporation and/or any Subsidiary have an aggregate Fair Market Value of Twenty-Five Million Dollars ($25,000,000) or more, or (f) whether the consideration received for the issuance or transfer of securities by the Corporation and/or any Subsidiary has an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more. In furtherance and not in limitation of the preceding powers and duties set forth in this Section 4, a majority of the Continuing Directors shall have the power and duty to interpret all of the terms and provisions of this Article Fourteenth.

5.    Nothing contained in this Article Fourteenth shall be construed to relieve any Interested Stockholder or any Affiliate or Associate thereof from any fiduciary obligation imposed by law.

6.    The fact that any action or transaction complies with the provisions of this Article Fourteenth shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors or any member thereof to approve such action or transaction or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of, or actions and responses taken with respect to, such action or transaction.

FIFTEENTH:    To the maximum extent permissible under Section 262 of the General Corporation Law of the State of Delaware, the stockholders of the Corporation shall be entitled to the statutory appraisal rights provided therein, notwithstanding any exception otherwise provided therein, with respect to any Business Combination involving the Corporation and any Interested Stockholder (or any Affiliate or Associate of any Interested Stockholder), which requires the affirmative vote specified in paragraph (a) of Section I of Article Fourteenth hereof.

SIXTEENTH:    The provisions set forth in this Article Sixteenth and in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Fourteenth and Fifteenth hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of not less than 66 2/3 [presently at 80%] of the voting power of all outstanding shares of Voting Stock regardless of class and voting together as a single voting class and, where such action is proposed by an Interested Stockholder or by any Associate or Affiliate of an Interested Stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single class, other than shares held by the Interested Stockholder which proposed (or the affiliate or

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Associate of which proposed) such action, or any Affiliate or Associate of such Interested Stockholder, provided, however, that where such action is approved by a majority of the Continuing Directors, the affirmative vote of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.

SEVENTEENTH:    The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Fourteenth, Fifteenth and Sixteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Sixteenth hereof.

EIGHTEENTH:    A director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or to its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives any improper personal benefit. If, after approval of this Article by the stockholders of the Corporation, the General Corporation Law of the State of Delaware is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

Any repeal or modification of this Article by the stockholders of the Corporation as provided in Article Seventeen hereof shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

3.    The amendment and restatement of this Corporation’s Certificate of Incorporation has been approved by this Corporation’s Board of Directors and the stockholders and was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Northrop Grumman Corporation has caused this certificate to be signed by Ronald D. Sugar, Chief Executive Officer and President, and attested by John H. Mullan, Corporate Vice President and Secretary, this 21st day of May 2003.

By:	RONALD D. SUGAR
Ronald D. Sugar, Chief Executive Officer and President

ATTEST

By:	JOHN H. MULLAN
John H. Mullan, Corporate Vice President and Secretary

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EXHIBIT 1

SERIES B CONVERTIBLE PREFERRED STOCK OF NORTHROP GRUMMAN CORPORATION

Section 1.    Designation and Amount.    The shares of such series shall be designated as the “Series B Convertible Preferred Stock” (the “Series B Convertible Preferred Stock”) and the number of shares constituting such series shall be 3,500,000.

Section 2.    Dividends.    The holders of shares of Series B Convertible Preferred Stock shall be entitled to receive cumulative cash dividends when, as and if declared by the Board of Directors out of any funds legally available therefor, at the rate per year herein specified, payable quarterly at the rate of one-fourth of such amount on the fifteenth day (or, if such day is not a business day, on the first business day thereafter) of January, April, July and October in each year. The rate of dividends shall initially be $7.00 per year per share. Thereafter, the rate of dividends shall be increased to $9.00 per share per year after the October 2001 dividend payment date if the stockholders of the Corporation shall not have, prior to that time, approved the issuance of all Common Stock issuable upon conversion of the Series B Convertible Preferred Stock. The rate of dividends shall be decreased to $7.00 per share after the first quarterly dividend payment date after Stockholder Approval is obtained. Cash dividends upon the Series B Convertible Preferred Stock shall commence to accrue and shall be cumulative from the date of issuance.

If the dividend for any dividend period shall not have been paid or set apart in full for the Series B Convertible Preferred Stock, the deficiency shall be fully paid or set apart for payment before (i) any distributions or dividends, other than distributions or dividends paid in stock ranking junior to the Series B Convertible Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation, shall be paid upon or set apart for Common Stock or stock of any other class or series of Preferred Stock ranking junior to the Series B Convertible Preferred Stock as to dividends, redemption payments or rights upon liquidation, dissolution or winding up of the Corporation; and (ii) any Common Stock or shares of Preferred Stock of any class or series ranking junior to the Series B Convertible Preferred Stock as to dividends, redemption payments or rights upon liquidation, dissolution or winding up of the Corporation shall be redeemed, repurchased or otherwise acquired for any consideration other than stock ranking junior to the Series B Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation. No distribution or dividend shall be paid upon, or declared and set apart for, any shares of Preferred Stock ranking on a parity with the Series B Convertible Preferred Stock as to dividends, redemption payments or rights upon liquidation, dissolution or winding up of the Corporation for any dividend period unless at the same time a like proportionate distribution or dividend for the same or similar dividend period, ratably in proportion to the respective annual dividends fixed therefor, shall be paid upon or declared and set apart for all shares of Preferred Stock of all series so ranking then outstanding and entitled to receive such dividend.

Section 3.    Voting Rights.    Except as provided herein or as may otherwise be required by law, the holders of shares of Series B Convertible Preferred Stock shall not be entitled to any voting rights as stockholders with respect to such shares.

(a)  So long as any shares of Series B Convertible Preferred Stock shall be outstanding, the Corporation shall not, without the affirmative vote of the holders of at least two-thirds of the aggregate number of shares of Series B Convertible Preferred Stock at the time outstanding, by an amendment to the Restated certificate of Incorporation, by merger or consolidation, or in any other manner:

(i)  authorize any class or series of stock ranking prior to the Series B Convertible Preferred Stock as to dividends, redemption payments or rights upon liquidation, dissolution or winding up of the Corporation;

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(ii)  alter or change the preferences, special rights, or powers given to the Series B Convertible Preferred Stock so as to affect such class of stock adversely, but nothing in this clause (ii) shall require such a class vote (x) in connection with any increase in the total number of authorized shares of Common Stock or Preferred Stock; (y) in connection with the authorization or increase in the total number of authorized shares of any class of stock ranking on a parity with the Series B Convertible Preferred Stock; or (z) in connection with the fixing of any of the particulars of shares of any other series of Preferred Stock ranking on a parity with the Series B Convertible Preferred Stock that may be fixed by the Board of Directors as provided in Article FOURTH of the Certificate of Incorporation; or

(iii)  directly or indirectly purchase or redeem less than all of the Series B Convertible Preferred Stock at the time outstanding unless the full dividends to which all shares of the Series B Convertible Preferred Stock then outstanding shall then be entitled shall have been paid or declared and a sum sufficient for the payment thereof set apart.

(b)  If and whenever accrued dividends on the Series B Convertible Preferred Stock shall not have been paid or declared and a sum sufficient for the payment thereof set aside for six quarterly dividend periods (whether or not consecutive), then and in such event, the holders of the Series B Convertible Preferred Stock, voting separately as a class, shall be entitled to elect two directors at any annual meeting of the stockholders or any special meeting held in place thereof, or at a special meeting of the holders of the Series B Convertible Preferred Stock called as hereinafter provided. Such right of the holders of the Series B Convertible Preferred Stock to elect two directors may be exercised until the dividends in default on the Series B Convertible Preferred Stock shall have been paid in full or funds sufficient therefor set aside; and when so paid or provided for, then the right of the holders of the Series B Convertible Preferred Stock to elect such number of directors shall cease, but subject always to the same provisions for the vesting of such voting rights in the case of any such future default or defaults. At any time after such voting power shall have so vested in the holders of the Series B Convertible Preferred Stock, the Secretary of the Corporation may, and upon the written request of the holders of record of ten percent (10%) or more in amount of the Series B Convertible Preferred Stock then outstanding addressed to him at the principal executive office of the Corporation shall, call a special meeting of the holders of the Series B Convertible Preferred Stock for the election of the directors to be elected by them as hereinafter provided, to be held within sixty (60) days after delivery of such request and at the place and upon the notice provided by law and in the bylaws of the Corporation for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than ninety (90) days before the date fixed for the next ensuing annual meeting of stockholders. If at any such annual or special meeting or any adjournment thereof the holders of at least a majority of the Series B Convertible Preferred Stock then outstanding and entitled to vote thereat shall be present or represented by proxy, then, by vote of the holders of at least a majority of the Series B Convertible Preferred Stock present or so represented at such meeting, the then authorized number of directors of the Corporation shall be increased by two, and the holders of the Series B Convertible Preferred Stock shall be entitled to elect the additional directors so provided for. The directors so elected shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; provided, however, that whenever the holders of the Series B Convertible Preferred Stock shall be divested of voting power as above provided, the terms of office of all persons elected as directors by the holders of the Series B Convertible Preferred Stock as a class shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly.

(c)  If, during any interval between any special meeting of the holders of the Series B Convertible Preferred Stock for the election of directors to be elected by them as provided in this Section 3 and the next ensuing annual meeting of stockholders, or between annual meetings of stockholders for the election of directors, and while the holders of the Series B Convertible Preferred Stock shall be entitled to elect two directors, the number of directors who have been elected by the holders of the Series B Convertible Preferred Stock shall, by reason of resignation, death, or removal, be less than the total number of directors subject to election by the holders of the Series B Convertible Preferred Stock, (i) the vacancy or vacancies in

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the directors elected by the holders of the Series B Convertible Preferred Stock shall be filled by the remaining director then in office, if any, who was elected by the holders of the Series B Convertible Preferred Stock, although less than a quorum, and (ii) if not so filled within sixty (60) days after the creation thereof, the Secretary of the Corporation shall call a special meeting of the holders of the Series B Convertible Preferred Stock and such vacancy or vacancies shall be filled at such special meeting. Any director elected to fill any such vacancy by the remaining director then in office may be removed from office by vote of the holders of a majority of the shares of the Series B Convertible Preferred Stock. A special meeting of the holders of the Series B Convertible Preferred Stock may be called by a majority vote of the Board of Directors for the purpose of removing such director. The Secretary of the Corporation shall, in any event, within ten (10) days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least ten percent (10%) of the outstanding shares of the Series B Convertible Preferred Stock, call a special meeting for such purpose to be held within sixty (60) days after delivery of such request; provided, however, that the Secretary shall not be required to call such a special meeting in the case of any such request received less than ninety (90) days before the date fixed for the next ensuing annual meeting of stockholders.

Section 4.    Redemption.

(a)  Shares of Series B Convertible Preferred Stock shall not be redeemable except as follows:

(i)  All, but not less than all, of the shares of Series B Convertible Preferred Stock shall be redeemed for cash in an amount equal to (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, and (b) the Current Market Price of the number of shares of Common Stock which would be issued to such holders if all shares of Series B Convertible Preferred Stock were converted into Common Stock on the Redemption Date pursuant to Section 8; and (Y) after Stockholder Approval, the Liquidation Value plus all dividends with respect to such shares, whether or not declared, accrued and unpaid as of the Redemption Date, as defined below, on the first day after the twentieth anniversary of the initial issuance of the Series B Convertible Preferred Stock.

(ii)  All, but not less than all, of the shares of Series B Convertible Preferred Stock may be redeemed at the option of the Corporation at any time after the seventh anniversary of the initial issuance of the Series B Convertible Preferred Stock. Any redemption pursuant to this clause (ii) shall be solely for Common Stock of the Corporation and at the Redemption Date each holder of shares of Series B Convertible Preferred Stock shall be entitled to receive, in exchange and upon surrender of the certificate therefor, that number of fully paid and nonassessable shares of Common Stock determined by dividing (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, and (b) the Current Market Price of the number of shares of Common Stock which would be issued if all shares of Series B Convertible Preferred Stock were converted into Common Stock pursuant to Section 8 on the Redemption Date; or (Y) if after Stockholder Approval, the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared thereon to the Redemption Date, by (Z) the Current Market Price of the Common Stock as of the Redemption Date; provided, however, that if prior to the Redemption Date there shall have occurred a Transaction, as defined in Section 8(b)(iii), the consideration deliverable in any such exchange shall be the Alternate Consideration as provided in Section 12.

(b)  Notice of every mandatory or optional redemption shall be mailed at least thirty (30) days but not more than fifty (50) days prior to the Redemption Date to the holders of record of the shares of Series B Convertible Preferred Stock so to be redeemed at their respective addresses as they appear upon the books of the Corporation. Each such notice shall specify the date on which such redemption shall be effective (the “Redemption Date”), the redemption price or manner of calculating the redemption price and the place where certificates for the Series B Convertible Preferred Stock are to be surrendered for cancellation.

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(c)  On the date that redemption is being made pursuant to paragraph (a) of this Section 4, the Corporation shall deposit for the benefit of the holders of shares of Series B Convertible Preferred Stock the funds, or stock certificates for Common Stock, necessary for such redemption with a bank or trust company in the Borough of Manhattan, the City of New York, having a capital and surplus of at least $1,000,000,000. Dividends paid on Common Stock held for the benefit of the holders of shares of Series B Convertible Preferred Stock hereunder shall be held for the benefit of such holders and paid over, without interest, on surrender of certificates for the Series B Convertible Preferred Stock. Any monies or stock certificates so deposited by the Corporation and unclaimed at the end of one year from the Redemption Date shall revert to the Corporation. After such reversion, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts or deliver such stock certificates and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and any holder of shares of Series B Convertible Preferred Stock shall look only to the Corporation for the payment of the redemption price. Any interest accrued on funds deposited pursuant to this paragraph (c) shall be paid from time to time to the Corporation for its own account.

(d)  Upon the deposit of funds or certificates for Common Stock pursuant to paragraph (c) in respect of shares of Series B Convertible Preferred Stock being redeemed pursuant to paragraph (a) of this Section 4, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, the shares represented thereby shall on and after the Redemption Date no longer be deemed outstanding, and all rights of the holders of shares of Series B Convertible Preferred Stock shall cease and terminate, excepting only the right to receive the redemption price therefor. Nothing in this Section 4 shall limit the right of a holder to convert shares of Series B Convertible Preferred Stock pursuant to Section 8 at any time prior to the Redemption Date, even if such shares have been called for redemption pursuant to Section 4(a).

(e)  In connection with any redemption pursuant to clause (ii) of paragraph (a) of this Section 4, no fraction of a share of common stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the Redemption Date.

Section 5.    Fundamental Change in Control.

(a)  Not later than 10 business days following a Fundamental Change in Control, as defined below, the Corporation shall mail notice to the holders of Series B Convertible Preferred Stock stating that a Fundamental Change in Control has occurred and advising such holders of their right to exchange (the “Exchange Right”) any and all shares of Series B Convertible Preferred Stock for shares of Common Stock as provided herein; provided, however, that if prior to the Exchange Date (as defined below) there shall have occurred a Transaction, as defined in Section 8(b)(iii), the consideration deliverable in any such exchange shall be the Alternate Consideration as provided in Section 12. Such notice shall state: (i) the date on which such exchanges shall be effective (the “Exchange Date”), which shall be the 21st business day from the date of giving such notice; (ii) the number of shares of Common Stock (or Alternate Consideration) for which each share of Series B Convertible Preferred Stock may be exchanged; and (iii) the method by which each holder may give notice of its exercise of the Exchange Right; and (iv) the method and place for delivery of certificates for Series B Convertible Preferred Stock in connection with exchanges pursuant hereto. For a period of twenty (20) business days following the notice provided herein, each holder of Series B Convertible Preferred Stock may exercise the Exchange Right as provided herein.

(b)  Pursuant to the Exchange Right, each share of Series B Convertible Preferred Stock shall be exchanged for that number of shares of Common Stock determined by dividing an amount equal to (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all dividends accrued and unpaid with respect to such share as of the Exchange Date, whether or not declared, and (b) the Current Market Price of the number of shares of Common Stock which would be issued if such share of Series B Convertible Preferred Stock were converted into Common Stock pursuant to Section 8 on the Exchange

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Date; or (Y) if after Stockholder Approval, the Liquidation Value plus all dividends accrued and unpaid with respect to such share as of the Exchange Date, whether or not declared, in each case by the Current Market Price per share of Common Stock as of the Exchange Date.

(c)  The holder of any share of Series B Convertible Preferred Stock may exercise the Exchange Right by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Convertible Preferred Stock to be exchanged accompanied by a written notice stating that such holder elects to exercise the Exchange Right as to all or a specified number of such shares in accordance with this Section 5 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to which such holder is entitled to be issued and such other customary documents as are necessary to effect the exchange. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance in such name or names of shares of Common Stock to which such holder has become entitled. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock to which such holder has become entitled on exchange of shares of Series B Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five (5) business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of shares of Series B Convertible Preferred Stock so exchanged shall be entitled.

(d)  From and after the Exchange Date, a holder of shares of Series B Convertible Preferred Stock who has elected to exchange such shares for Common Stock as herein provided shall have no voting or other rights with respect to the shares of Series B Convertible Preferred Stock subject thereto, other than the right to receive the Common Stock provided herein upon delivery of the certificate or certificates evidencing shares of Series B Convertible Preferred Stock.

(e)  In connection with the exchange of any shares of Series B Convertible Preferred Stock, no fraction of a share of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the Exchange Date.

(f)  The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of the Exchange Rights provided herein, such number of shares of Common Stock as shall from time to time be sufficient to effect the exchange provided herein. The Corporation shall from time to time, in accordance with the laws of Delaware, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the exchange of all then outstanding shares of Series B Convertible Preferred Stock.

(g)  As used herein, the term “Fundamental Change in Control” shall mean any merger, consolidation, sale of all or substantially all of the Corporation’s assets, liquidation or recapitalization (other than solely a change in the par value of equity securities) of the Common Stock in which more than one-third of the previously outstanding Common Stock shall be changed into or exchanged for cash, property or securities other than capital stock of the Corporation or another corporation (“Non Stock Consideration”). For purposes of the preceding sentence, any transaction in which shares of Common Stock shall be changed into or exchanged for a combination of Non Stock Consideration and capital stock of the Corporation or another corporation shall be deemed to have involved the exchange of a number of shares of Common Stock for Non Stock Consideration equal to the total number of shares exchanged multiplied by a fraction in which

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the numerator is the Fair Market Value of the Non Stock Consideration and the denominator is the Fair Market Value of the total consideration in such exchange, each as determined by a resolution of the Board of Directors of the Corporation.

Section 6.    Reacquired Share.    Any shares of Series B Convertible Preferred Stock converted, redeemed, exchanged, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation, and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $1.00 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $1.00 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

Section 7.    Liquidation, Dissolution or Winding Up.

(a)  Except as provided in paragraph (b) of this Section 7, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of capital stock of the Corporation ranking junior as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation to the Series B Convertible Preferred Stock unless, prior thereto, the holders of shares of Series B Convertible Preferred Stock shall have received (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, and (b) the amount which would be distributed to such holders if all shares of Series B Convertible Preferred Stock had been converted into Common Stock pursuant to Section 8; and (Y) after Stockholder Approval, the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared or (ii) to the holders of shares of capital stock ranking on a parity with the Series B Convertible Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation, except distributions made ratably on the Series B Convertible Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. The Liquidation Value shall be $100.00 per share.

(b)  If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and on account of any such event the Corporation shall liquidate, dissolve or wind up, no distribution shall be made (i) to the holders of shares of capital stock of the Corporation ranking junior to the Series B Convertible Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation unless, prior thereto, the holders of shares of Series B Convertible Preferred Stock shall have received (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, and (b) the amount which would be distributed to such holders if all shares of Series B Convertible Preferred Stock had been converted into Common Stock pursuant to Section 8; and (Y) after Stockholder Approval, the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, or (ii) to the holders of shares of capital stock ranking on a parity with the Series B Convertible Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation, except distributions made ratably on the Series B Convertible Preferred Stock and all such parity stock in

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proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

(c)  Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons nor the sale of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

Section 8.    Conversion.    Subject to the condition that the Stockholder Approval shall first have been obtained, each share of Series B Convertible Preferred Stock shall be convertible, at any time, at the option of the holder thereof into the right to receive shares of Common Stock, on the terms and conditions set forth in this Section 8.

(a)  Subject to the provisions for adjustment hereinafter set forth, each share of Series B Convertible Preferred Stock shall be converted into the right to receive a number of fully paid and nonassessable shares of Common Stock, which shall be equal to the Liquidation Value divided by the Conversion Price, as herein defined. Initially the Conversion Price shall be 127% of $86.42. The Conversion Price shall be subject to adjustment as provided in this Section 8.

(b)  The Conversion Price shall be subject to adjustment from time to time as follows:

(i)  In case the Corporation shall at any time or from time to time declare a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or shall declare, order, pay or make a dividend or other distribution on any other class or series of capital stock, which dividend or distribution includes Common Stock then, and in each such case, the Conversion Price shall be adjusted to equal the number determined by multiplying (A) the Conversion Price immediately prior to such adjustment by (B) a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision or reclassification, and the numerator of which shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision or reclassification. An adjustment made pursuant to this clause (i) shall become effective (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (B) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

(ii)  In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock, evidences of indebtedness or other securities, cash or other property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of distribution, dividend or spinoff, but excluding regular ordinary cash dividends as may be declared from time to time by the Corporation) on its Common Stock, other than a distribution or dividend of shares of Common Stock that is referred to in clause (i) of this paragraph (b), then, and in each such case, the Conversion Price shall be adjusted to equal the number determined by multiplying (A) the Conversion Price immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (B) a fraction, the denominator of which shall be the Current Market Price per share of Common Stock on the last Trading Day on which purchasers of Common Stock in regular way trading would be entitled to receive such dividend or distribution and the numerator of which shall be the Current Market Price per share of Common Stock on the first Trading Day on which purchasers of Common Stock in regular way trading would not be entitled to receive such dividend or distribution (the “Ex-dividend Date”); provided that the fraction determined by the foregoing clause (B) shall not be greater than 1. An adjustment made pursuant to this clause (ii) shall be effective at the close of business on the

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Ex-dividend Date. If the Corporation completes a tender offer or otherwise repurchases shares of Common Stock in a single transaction or a related series of transactions, provided such tender offer or offer to repurchase is open to all or substantially all holders of Common Stock (not including open market or other selective repurchase programs), the Conversion Price shall be adjusted as though (A) the Corporation had effected a reverse split of the Common Stock to reduce the number of shares of Common Stock outstanding from (x) the number outstanding immediately prior to the completion of the tender offer or the first repurchase for which the adjustment is being made to (y) the number outstanding immediately after the completion of the tender offer or the last repurchase for which the adjustment is being made and (B) the Corporation had paid a dividend on the Common Stock outstanding immediately after completion of the tender offer or the last repurchase for which the adjustment is being made in an aggregate amount equal to the aggregate consideration paid by the Corporation pursuant to the tender offer or the repurchases for which the adjustment is being made (the “Aggregate Consideration”); provided that in no event shall the Conversion Price be increased as a result of the foregoing adjustment. In applying the first two sentences of this Section 8(b)(ii) to the event described in clause (B) of the preceding sentence, the Current Market Price of the Common Stock on the date immediately following the closing of any such tender offer or on the date of the last repurchase shall be taken as the value of the Common Stock on the Ex-dividend Date, and the value of the Common Stock on the day preceding the Ex-dividend Date shall be assumed to be equal to the sum of (x) the value on the Ex-dividend Date and (y) the per share amount of the dividend described in such clause (B) computed by dividing the Aggregate Consideration by the number of shares of Common Stock outstanding after the completion of such tender offer or purchase. In the event that any of the consideration paid by the Corporation in any tender offer or repurchase to which this Section 8(b)(ii) applies is in a form other than cash, the value of such consideration shall be determined by an independent investment banking firm of nationally recognized standing to be selected by the Board of Directors of the Corporation.

(iii) In case at any time the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Corporation’s assets, liquidation or recapitalization (other than solely a change in the par value of equity securities) of the Common Stock and excluding any transaction to which clause (i) or (ii) of this paragraph (b) applies) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Corporation or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the transaction”), then each share of Series B Convertible Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series B Convertible Preferred Stock would have been convertible (without giving effect to any restriction on convertibility) immediately prior to such Transaction including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any such transaction. The Corporation shall not be a party to a Transaction that does not expressly contemplate and provide for the foregoing.

(iv) If any event occurs as to which the foregoing provisions of this Section 8(b) are not strictly applicable but the failure to make any adjustment to the Conversion Price or other conversion mechanics would not fully and equitably protect the conversion rights of the Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then in each such case the Board of Directors of the Corporation shall make such appropriate adjustments to the Conversion Price or other conversion mechanics (on a basis consistent with the essential intent and principles established in this Section 8) as may be necessary to fully and equitably preserve, without dilution or diminution, the conversion rights of the Series B Convertible Preferred Stock.

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(c)  If any adjustment required pursuant to this Section 8 would result in an increase or decrease of less than 1% in the Conversion Price, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment, which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the Conversion Price.

(d)  The Board of Directors may at its option increase the number of shares of Common Stock into which each share of Series B Convertible Preferred Stock may be converted, in addition to the adjustments required by this Section 8, as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder for federal income tax purposes of shares of Common Stock or Series B Convertible Preferred Stock resulting from any events or occurrences giving rise to adjustments pursuant to this Section 8 or from any other similar event.

(e)  The holder of any shares of Series B Convertible Preferred Stock may exercise his right to receive in respect of such shares the shares of Common Stock or other property or securities, as the case may be, to which such holder is entitled by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Convertible Preferred Stock to be converted, accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares in accordance with this Section 8 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock or other property or securities, as the case may be, to which such holder is entitled to be issued and such other customary documents as are necessary to effect the conversion. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance in such name or names of shares of Common Stock or other property or securities, as the case may be, to which such holder has become entitled. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock or such other property or securities, as the case may be, to which such holder has become entitled on conversion of Series B Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five (5) business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series B Convertible Preferred Stock so converted shall be entitled or such other property or assets, as the case may be, to which such holder has become entitled. The date upon which a holder delivers to the Corporation a notice of conversion and the accompanying documents referred to above is referred to herein as the “Conversion Date.”

(f)  From and after the Conversion Date, a holder of shares of Series B Convertible Preferred Stock shall have no voting or other rights with respect to the shares of Series B Convertible Stock subject thereto, other than the right to receive upon delivery of the certificate or certificates evidencing shares of Series B Convertible Preferred Stock as provided by paragraph 8(e), the securities or property described in this Section 8.

(g)  In connection with the conversion of any shares of Series B Convertible Preferred Stock, no fraction of a share of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series B Convertible Preferred Stock are deemed to have been converted.

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(h)  Upon conversion of any shares of Series B Convertible Preferred Stock, if there are any accrued but unpaid dividends thereon, the Corporation shall, at its option, either pay the same in cash or deliver to the holder an additional number of fully paid and nonassessable shares of Common Stock determined by dividing the amount of such accrued and unpaid dividends by the Conversion Price.

(i)  The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Convertible Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series B Convertible Preferred Stock. The Corporation shall from time to time, in accordance with the laws of Delaware, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion at such time of all then outstanding shares of Series B Convertible Preferred Stock.

Section 9.    Reports as to Adjustments.    Whenever the Conversion Price is adjusted as provided in Section 8 hereof, the Corporation shall (i) promptly place on file at its principal office and at the office of each transfer agent for the Series B Convertible Preferred Stock, if any, a statement, signed by an officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the new Conversion Price, and (ii) promptly mail to the holders of record of the outstanding shares of Series B Convertible Preferred Stock at their respective addresses as the same shall appear in the Corporation’s stock records a notice stating that the number of shares of Common Stock into which the shares of Series B Convertible Preferred Stock are convertible has been adjusted and setting forth the new Conversion Price (or describing the new stock, securities, cash or other property) as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

Section 10.    Definitions.    For the purposes of the Certificate of Designations, Preferences and Rights of Series B Convertible Redeemable Preferred Stock which embodies this resolution:

“Current Market Price” per share of Common Stock on any date for all purposes of Section 8 shall be deemed to be the closing price per share of Common Stock on the date specified. For all other purposes hereunder, “Current Market Price” on any date shall be deemed to be the average of the closing prices per share of Common Stock for the five (5) consecutive trading days ending two trading days prior to such date. The closing price for each day shall be the last sale price, regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”) or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If the Common Stock is not publicly held or so listed or publicly traded, “Current Market Price” shall mean the Fair Market Value per share as determined in good faith by the Board of Directors of the Corporation.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s-length transaction as determined in good faith by the Board of Directors of the Corporation, unless otherwise provided herein.

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“Person” means any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Trading Day” means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

Section 11.    Rank.    The Series B Convertible Preferred Stock shall, with respect to payment of dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Common Stock of the Corporation and any class or series of Preferred Stock which provides by its terms that it is to rank junior to the Series B Preferred Stock and (ii) on a parity with each other class or series of Preferred Stock of the Corporation.

Section 12.    Alternate Consideration.    For purposes of determining the consideration payable upon exercise of the optional redemption provided in Section 4(a)(ii) and upon the exercise of the Exchange Right provided in Section 5, if there shall have occurred a Transaction, as defined in Section 8(b)(iii), the Common Stock that would otherwise have been issued to a holder of Series B Convertible Preferred Stock for each share of Series B Convertible Preferred Stock pursuant to Section 4(a)(ii) or Section 5, as applicable, shall be deemed to instead be the kind and amount of shares of stock or other securities and property receivable (including cash) upon consummation of such Transaction (the “Alternate Consideration”) in respect of the Common Stock that would result in the Fair Market Value of such Alternate Consideration, measured as of the Redemption Date or Exchange Date, as applicable, being equal to (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all dividends accrued and unpaid with respect to such share of Series B Convertible Preferred Stock, whether or not declared, measured as of the Redemption Date or the Exchange Date, as applicable, and (b) the Fair Market Value of the kind and amount of shares of stock and other securities and property receivable (including cash) pursuant to Section 8(b)(iii) which would have been issued if such share of Series B Convertible Preferred Stock had been converted pursuant to Section 8 immediately prior to the consummation of the Transaction; or (Y) if after Stockholder Approval, the Liquidation Value plus all dividends accrued and unpaid with respect to such share of Series B Convertible Preferred Stock, whether or not declared, measured as of the Redemption Date or Exchange Date, as applicable. In the event the subject Transaction provides for an election of the consideration to be received in respect of the Common Stock, then each holder of Series B Convertible Preferred Stock shall be entitled to make a similar election with respect to the Alternate Consideration to be received by it under Section 4(a)(ii) or Section 5, as applicable. Any determination of the Fair Market Value of any Alternate Consideration (other than cash) shall be determined by an independent investment banking firm of nationally recognized standing selected by the Board of Directors of the Corporation. The Fair Market Value of any Alternate Consideration that is listed on any national securities exchange or traded on the NASDAQ National Market shall be deemed to be the Current Market Price of such Alternate Consideration.

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DIRECTIONS TO

NORTHROP GRUMMAN CORPORATION

2003 ANNUAL MEETING

OF STOCKHOLDERS

Beverly Hilton Hotel

9876 Wilshire Boulevard

Beverly Hills, California

[TO BE PROVIDED]

PROXY

PROXY/VOTING

INSTRUCTION

NORTHROP GRUMMAN CORPORATION

This Proxy/Voting Instruction is Solicited on Behalf of

The Board of Directors for the 2003 Annual Meeting of Stockholders

The undersigned hereby constitutes and appoints W. Burks Terry and John H. Mullan and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 21, 2003 at 10:00 a.m. (Pacific Daylight Time) at the Beverly Hilton Hotel, 9876 Wilshire Boulevard, Beverly Hills, California 90210, and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified (or, if no direction is given, FOR the nominees named below) and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4, AND AGAINST PROPOSALS 5 AND 6.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

(Continued and to be signed on the other side)

SEE REVERSE SIDE

FOLD AND DETACH HERE

NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2003

10:00 A.M.

Beverly Hilton Hotel

9876 Wilshire Boulevard

Beverly Hills, California 90210

X

Please mark your

votes as indicated in this example.

5398

This proxy/voting instruction is solicited by the Board of Directors of the Company. This proxy will be voted as marked. If not otherwise marked, this proxy will be voted “for” Proposals 1, 2, 3 and 4 and “against” Proposals 5 and 6.

The Board of Directors recommends a vote “for” Proposals 1, 2, 3 and 4.

Proposal 1-Election of Class III directors to hold office for three years.

FOR	AGAINST

WITHHELD, for the following nominee(s) only (write name(s) below):

Directors:

01. John T. Chain, Jr.

02. Vic Fazio

03. Charles R. Larson

04. Ronald D. Sugar

FOR	AGAINST	ABSTAIN

Proposal 2-Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor.

Proposal 3-Proposal to approve amendments to 2001 Long Term Incentive Stock Plan.

Proposal 4-Proposal to amend Articles of Incorporation to decrease vote requirement for amending certain charter provisions.

The Board of Directors recommends a vote “AGAINST” Proposals 5 and 6.

Proposal 5-Shareholder proposal regarding military activities in space.

Proposal 6-Shareholder proposal regarding Shareholder Rights Plan.

SIGNATURE (S)	DATE

NOTE:	Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

NORTHROP GRUMMAN CORPORATION

PROXY/VOTING INSTRUCTION CARD

Your vote is important. Please consider the issues discussed in the proxy statement and cast your vote by:

*	Accessing the World Wide Web site http://www.eproxyvote.com/noc to vote via the internet.

*	Using a touch-tone telephone to vote by phone toll free from the U.S. or Canada. Simply dial 1-877-779-8683 and follow the instructions. When you are finished voting, your vote will be confirmed and the call will end.

*	Completing, dating, signing and mailing the proxy/instruction card in the U.S. postage paid envelope included with the proxy statement.

You can vote by phone or via the internet anytime on or before May 16, 2003. You will need the control number printed at the top of this instruction card to vote by phone or via the internet. If you do so, you do not need to mail in your proxy card. If you mail your proxy card, it must be received by May 20, 2003.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee who then votes the shares. Instructions must be received by May 15, 2003 to be included in the tabulation for the Trustee’s vote. If no instructions are provided, the applicable Trustee will vote the respective plan shares according to the provisions of the applicable plan documents and or trust agreements.